FORM OF SERIES D FLOATING RATE OR INDEXED RATE BEARER NOTE

BEARER                                                        PRINCIPAL AMOUNT
                                                                OR FACE AMOUNT

                                 SALOMON INC
No. FL-                   MEDIUM-TERM NOTE, SERIES D
                        (FLOATING RATE OR INDEXED RATE)                  CUSIP

                 Due More Than Nine Months from Date of Issue

     ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTION 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

     IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES

Issue Price:                                 Original Issue Date:

Initial Interest Rate:                       Stated Maturity:

Specified Currency:
            (If other than U.S. Dollars)
     Authorized Denominations:
            (If other than as set forth in the Prospectus Supplement)

Base Rate:  / / CD Rate / / Commercial Paper / / Federal Funds Rate
            / / LIBOR Telerate / / LIBOR Reuters / / Treasury Rate
            / / Treasury Rate Constant Maturity / / Other (see attached)

Interest Reset Period                        Index Maturity:
or Interest Reset Dates:

Interest Payment Dates:
            (If other than as set forth in the Prospectus Supplement)

Indexed Principal Note:    / / Yes (see attached)      / / No

Floating Rate:             / / Indexed Interest Rate   / / (See attached)

Spread Multiplier:                               Spread (+/-):

Spread Reset:   / /   The Spread or Spread Multiplier may not be changed
                      prior to Stated Maturity.

                / / The Spread or Spread Multiplier may be changed prior to Stated Maturity (see attached).

Optional Reset Dates (if applicable):

Maximum Interest Rate:              Minimum Interest Rate:


Amortizing Note:  / / Yes      / / No

         Amortization Schedule:

Optional Redemption:  / / Yes       / / No

         Optional Redemption Dates:

         Redemption Prices:

Bond Yield to Maturity:

Bond Yield to Call:

Optional Repayment:   / / Yes     / / No

         Optional Repayment Dates:

         Optional Repayment Prices:

Optional Extension of Stated Maturity:   / / Yes     / / No

         Final Maturity:

Discount Note:    / / Yes      / / No

         Total Amount of OID:

         Yield to Maturity:

IF THE SPECIFIED CURRENCY OF THIS NOTE IS POUNDS STERLING, THE FOLLOWING
APPLIES: THIS NOTE IS ISSUED IN ACCORDANCE WITH THE REGULATIONS MADE UNDER
SECTION 4 OF THE BANKING ACT 1987.

     SALOMON INC, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to bearer, upon presentation and surrender hereof, or earlier if and to the extent so provided herein, (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein, and (b) to pay accrued interest (i) if this is a Floating Rate Note, on the Principal Amount then outstanding (or in the case of an Indexed Principal Note, the Face Amount then outstanding), at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Base Rate shown above, adjusted by the Spread or Spread Multiplier, if any, shown above, determined in accordance with the provisions on the reverse hereof, or (ii) if this is an Indexed Rate Note, on the principal amount then outstanding (or in the case of an Indexed Principal Note, the Face Amount, then outstanding) at a rate adjusted by reference to an Index described on the face hereof, in arrears to the bearer of the interest coupons attached hereto (the "Coupons") upon surrender thereof as they shall severally mature at the rates per annum and on the dates, determined as described on the reverse hereof, until, in either case, the Principal Amount or the Face Amount is paid or duly provided for in accordance with the terms hereof.

     For purposes of this Note, "Business Day" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York, (b) London, England, (c) the place in which this Note or any Coupon is presented for payment or (d) if the Specified Currency (as defined below) is other than U.S. dollars, the financial center of the country issuing the Specified Currency (which in the case of European Currency Units ("ECU") shall be Brussels, Belgium).

     If this Note is an Amortizing Note as shown on the face hereof, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

     Except under certain circumstances for Notes having Specified Currencies other than U.S. dollars, payments of the principal hereof and any premium and interest hereon will be made only in the Specified Currency. Payments in respect of this Note and any Coupon will be made only against surrender of this Note or such Coupon, at the offices of the Paying Agents outside the United States listed on the reverse hereof. At the direction of the Holder of this Note or any Coupon, and subject to applicable laws and regulations, such payments will be made by check drawn on a bank in The City of New York (in the case of U.S. dollar payments) or outside the United States (in the case of payments in a currency other than U.S. dollars) mailed to an address outside the United States furnished by the Holder hereof or, at the option of the Holder hereof, by wire transfer (pursuant to written instructions supplied by the Holder hereof) to an account maintained by the payee with a bank located outside the United States. No payment in respect of this Note or any Coupon will be made upon presentation of this Note or such Coupon at any office or agency of the Trustee or any other paying agency maintained by the Company in the United States, nor will any such payment be made by transfer to an account, or by mail to an address, in the United States. Notwithstanding the foregoing, if U.S. dollar payments in respect of this Note or any Coupons at the offices of all Paying Agents outside the United States become illegal or are effectively precluded because of the imposition of exchange controls or similar restrictions on the full payment or receipt of such amounts in U.S. dollars, the Company will appoint an office or agency (which may be the Trustee) in the United States at which such payments may be made.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

     This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Citibank, N.A., or its successor, as Trustee.

     IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                  SALOMON INC

                                  By_________________________
                                      Senior Vice President

[Seal]

                                  Attest:____________________
                                              Secretary

                         CERTIFICATE OF AUTHENTICATION

      This is one of the Bearer Notes issued under the within-mentioned
Indenture.

                                  CITIBANK, N.A.,
                                   as Trustee

                                  By_________________________
                                      Authorized Signatory

                                 SALOMON INC

                          MEDIUM-TERM NOTE, SERIES D

                          (FLOATING OR INDEXED RATE)

General

     This Note is one of a series of duly authorized debt securities of the Company (the "Debt Securities") issued or to be issued in one or more series under an indenture dated as of December 1, 1988 (the "Indenture") between the Company and Citibank, N.A., as trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by the Company or its agent, on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such currencies on the applicable issue dates.

     Unless otherwise specified on the face hereof, the authorized denominations of Bearer Notes denominated in U.S. dollars will be U.S.$25,000 and any larger amount that is an integral multiple of U.S.$5,000. The authorized denominations of Bearer Notes having a specified currency other than U.S. dollars will be, unless otherwise specified herein, the approximate equivalents thereof in the Specified Currency.

     If so specified on the face hereof, this Note will be redeemable at the option of the Company in whole or from time to time in part, on any date on or after the date designated as the Initial Redemption Date on the face hereof, upon the Company's giving the Trustee at least 45 days' notice, at the Redemption Price determined as provided on the face hereof. If redeemed prior to its Stated Maturity, this Note must be presented for payment together with all unmatured Coupons, if any, appertaining hereto, failing which the amount of any missing unmatured Coupon will be deducted from the sum due for payment. The Bearer Notes will not be subject to any sinking fund.

     The Bearer Notes may be redeemed at the option of the Company in whole, but not in part, at any time on giving not less than 30 or more than 60 days' notice as set forth below, which notice shall be irrevocable, at their Redemption Prices, if the Company has or will become obligated to pay additional interest on the Bearer Notes as described below as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in the application or official interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the Original Issue Date, and such obligation cannot be avoided by the Company taking reasonable measures available to it. No such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such additional interest were a payment in respect of the Bearer Notes then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred, and an opinion of independent counsel to the effect that the Company has or will become obligated to pay such additional interest as a result of such change or amendment.

     If so specified on the face hereof, this Note will be repayable prior to its Stated Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at the Optional Repayment Prices shown on the face hereof, together with accrued interest to the date of repayment. In order for this Note to be repaid, the Principal Paying Agent (as specified below) must receive the Note at least 30 but not more than 45 days prior to an Optional Repayment Date. Any tender of this Note for repayment shall be irrevocable. The repayment option may be exercised by the Holder hereof for less than the entire principal amount hereof, provided that the principal amount of the Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, this Note shall be cancelled and a new Note or Notes for the remaining principal amount hereof shall be issued to the Holder of this Note.

Payment of Additional Interest

     The Company will, subject to the exceptions and limitations set forth below, pay as additional interest to the Holder of this Note or any Coupon that is a United States Alien (as defined below) such amounts as may be necessary so that every net payment on this Note or such Coupon, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided in this Note or such Coupon to be then due and payable. However, the Company will not be required to make any such payment of additional interest to such Holder for or an account of:

         (a) any tax, assessment or other governmental charge that would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor or beneficiary of, or a Person holding a power over, such Holder, if such Holder is an estate or a trust, or a member or shareholder of such Holder, if such Holder is a partnership or a corporation) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, Person holding a power, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in trade or business or present therein or having or having had a permanent establishment therein or (ii) such Holder's past or present status as a passive foreign investment company, a personal holding company, foreign personal holding company, a controlled foreign corporation for United States tax purposes or private foundation or other tax-exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

         (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

         (c) any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of this Note or such Coupon for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurred later;

         (d) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from a payment on this Note or such Coupon;

         (e) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on this Note or such Coupon, if such payment can be made without such deduction or withholding by any other Paying Agent;

         (f) any tax, assessment or other governmental charge that would not have been imposed but for a failure to comply with any applicable certification, documentation, information or other reporting requirement concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of this Note or such Coupon if, without regard to any tax treaty, such compliance is required by statute or regulation of the United States as a pre-condition to relief or exemption from such tax, assessment or other governmental charge; or

         (g) any tax, assessment or other governmental charge imposed on a Holder that actually or constructively owns ten percent or more of the combined voting power of all classes of stock of the Company (taking into account applicable attribution of ownership rules under Section 871(h)(3)

    of the Internal Revenue Code of 1986, as amended) or is a controlled foreign corporation related to the Company through stock ownership;

     nor shall such additional interest be paid with respect to a payment on this Note or such Coupon to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to the additional interest had such beneficiary, settlor, member or beneficial owner been the Holder of this Note or such Coupon.

     The term "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

     The Company has initially appointed as its Paying Agents for Bearer Notes of this Series the offices listed below:

                           Principal Paying Agent:

                                Citibank, N.A.
                               Issuer Services
                                  336 Strand
                               London, WC2R 1HB

                                Paying Agent:

                          Citibank (Luxembourg) S.A.
                    58 Boulevard Grande-Duchesse Charlotte
                              L-1330 Luxembourg

     The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent and to appoint additional or other Paying Agents and to approve any change in the office through which any Paying Agent acts, provided that there will at all times be a Paying Agent (which may be the Trustee) in at least one city in Europe, which, so long as Bearer Notes are listed on the Luxembourg Stock Exchange and that exchange shall so require, shall include Luxembourg. Notice of any such termination or appointment and of any changes in the specified offices of the Trustee or any Paying Agent will be given to the Holder hereof as described below.

     Unless otherwise specified on the face hereof, if this Note is a Floating Rate Note, this Note will bear interest from its Original Issue Date to the first Interest Reset Date (as defined below) at the Initial Interest Rate set forth on the face hereof. Thereafter, the interest rate hereon for each Interest Reset Period (as defined below) will be determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one one-hundredth of a percentage point) that may be specified on the face hereof, and the "Spread Multiplier" is the percentage that may be specified on the face hereof. The face of this Note will designate one of the following Base Rates as applicable hereto: (i) the CD Rate (a "CD Rate Note"), (ii) the Commercial Paper Rate (a "Commercial Paper Rate Note"), (iii) the Federal Funds Rate (a "Federal Funds Rate Note"), (iv) LIBOR (a "LIBOR Note"), (v) the Treasury Rate (a "Treasury Rate Note") or (vi) such other Base Rate as is set forth on the face hereof. The "Index Maturity" is the period of maturity of the instrument or obligation from which the Base Rate is calculated. "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates", or any successor publication, published by the Board of Governors of the Federal Reserve System. "Composite Quotations" means the daily statistical release entitled "Composite 3:30 p.m. Quotations for U.S. Government Securities" published by the Federal Reserve Bank of New York.

     Unless otherwise specified on the face hereof, the interest payable hereon shall be the accrued interest from and including the Original Issue Date or the last date to which interest has been paid, as the case may be, to but excluding the applicable Interest Payment Date; provided, however, that if the interest rate is reset daily or weekly, interest payable shall be the accrued interest from and including the Original Issue Date or the last date to which interest has been accrued and paid, as the case may be, to but excluding the date fifteen calendar days immediately preceding the applicable Interest Payment Date, except that interest payable at Maturity will include interest accrued to but excluding the date of Maturity.

     If more than one Interest Reset Date occurs during any period for which accrued interest is being calculated, accrued interest will be calculated by multiplying the principal amount hereof (or if this Note is an Indexed Principal Note, the Face Amount specified on the face hereof) by an accrued interest factor. Such accrued interest factor shall be computed, unless otherwise specified on the face hereof, by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day shall be computed, unless otherwise specified on the face hereof, by dividing the interest rate in effect on such day by 360 if the Base Rate specified on the face hereof is the CD Rate, the Commercial Paper Rate, the Federal Funds Rate or LIBOR, or by the actual number of days in the year if the Base Rate specified on the face hereof is the Treasury Rate. In all other cases, accrued interest shall be calculated by multiplying the principal amount hereof (or if this Note is an Indexed Principal Note, the Face Amount specified on the face hereof) by the interest rate in effect during the period for which accrued interest is being calculated, and multiplying that product by the quotient obtained by dividing the number of days in the period for which accrued interest is being calculated by 360 if the Base Rate specified on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate or LIBOR, or by the actual number of days in the year, if the Base Rate specified on the face hereof is the Treasury Rate. For purposes of making the foregoing calculations, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

     Unless otherwise specified on the face hereof, all percentages resulting from any calculation of the rate of interest hereon will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

     As specified on the face hereof, the interest rate hereon will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period", and the first day of each Interest Reset Period being an "Interest Reset Date"). Unless otherwise specified on the face hereof, the Interest Reset Date will be, if this Note resets daily, each Business Day; if this Note is not a Treasury Rate Note and it resets weekly, Wednesday of each week; if this Note is a Treasury Rate Note that resets weekly, Tuesday of each week (except as provided below under "Determination of Treasury Rate"); if this Note resets monthly, the third Wednesday of each month; if this Note resets quarterly, the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, the third Wednesday of each of two months of each year specified on the face hereof; and if this Note resets annually, the third Wednesday of one month of each year specified on the face hereof. If an Interest Reset Date for this Note would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that if this Note is a LIBOR Note and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. Notwithstanding the foregoing, the interest rate hereon during any interest period shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. In addition to any Maximum Interest Rate that may be applicable hereto, the interest rate hereon during any interest period will in no event be higher than the maximum rate permitted by applicable law as the same may be modified by United States law of general application. This Note will be governed by the law of the State of New York and, under such law, the maximum rate of interest, with certain exceptions, is 25% per annum on a simple interest basis.

     Unless otherwise indicated on the face hereof and except as provided below, interest will be payable, if this Note resets daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof; if this Note resets quarterly, on the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, on the third Wednesday of each of the two months of each year specified on the face hereof; and if this Note resets annually, on the third Wednesday of the month of each year specified on the face hereof (each such day being an "Interest Payment Date"). If any Interest Payment Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day.

     The Company will appoint, and enter into an agreement with, an agent ("Calculation Agent") to calculate interest rates on this Note. All determinations of interest rates by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder hereof. Unless otherwise specified on the face hereof, Citibank, N.A. shall be the Calculation Agent for this Note. At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest

Reset Date. In addition, such information will be communicated to the Luxembourg Stock Exchange and will be made available at the offices of the Paying Agent in Luxembourg and at the Luxembourg Stock Exchange.

     Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest hereon shall be the rate determined in accordance with the provisions under the applicable heading below.

Determination of CD Rate

     If the Base Rate specified on the face hereof is the CD Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. The "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "CDs (Secondary Market)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity specified on the face hereof as published in Composite Quotations under the heading "Certificates of Deposit". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity specified on the face hereof in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the "CD Rate" for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Period, the Initial Interest Rate).

     The "Calculation Date" pertaining to any CD Rate Determination Date shall be the tenth calendar day after such CD Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day.

Determination of Commercial Paper Rate

     If the Base Rate specified on the face hereof is the Commercial Paper Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. The "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination

Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof, as such rate shall be published in H.15(519) under the heading "Commercial Paper". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Commercial Paper Rate Determination Date, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the Index Maturity specified on the face hereof as published in Composite Quotations under the heading "Commercial Paper". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof placed for an industrial issuer whose bonds are rated "AA" or the equivalent thereof by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

     "Money Market Yield" shall be a yield calculated in accordance with the following formula:

Money Market Yield =            D x 360       x 100
                           ------------------
                             360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the Index Maturity specified on the face hereof.

     The "Calculation Date" pertaining to any Commercial Paper Rate Determination Date shall be the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day.

Determination of Federal Funds Rate

     If the Base Rate specified on the face hereof is the Federal Funds Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. The "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the

"Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)"; provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Calculation Date, then the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate). If this Note resets daily, theinterest rate hereon for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent on such second Monday (or, if not a Business Day, on the next succeeding Business
Day) to a rate equal to the average of the Federal Funds Rates in effect with respect to each such day in such week.

     The "Calculation Date" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

Determination of LIBOR

     If the Base Rate specified on the face hereof is LIBOR, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified on the face hereof. "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent as follows:

         (i) On the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Note will determine the arithmetic mean of the offered rates for deposits in the Specified Currency for the period of the Index Maturity specified in the applicable Pricing Supplement, commencing on such Interest Reset Date, which appear on the Designated LIBOR Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Designated LIBOR Page" means either (a) if "LIBOR Telerate" is designated in the applicable Pricing Supplement, the display designated as page "3750" on the Dow Jones Telerate Service (or such other page as may replace page "3750" on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying the London interbank offered rates of major banks) or (b) if "LIBOR Reuters" is designated in the applicable Pricing Supplement, the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates of major banks). If neither LIBOR Reuters nor LIBOR Telerate is specified in the applicable Pricing Supplement, LIBOR will be determined as if LIBOR Telerate had been specified. It at least two such offered rates appear on the Designated LIBOR Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation

    Agent for such LIBOR Note.

         (ii) If fewer than two offered rates appear on the Designated LIBOR Page on such LIBOR Determination Date, the Calculation Agent will request the principal London offices of each of four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with its offered quotations for deposits in the Specified Currency for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than U.S.$1,000,000 or the approximate equivalent thereof in the Specified Currency that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in the Specified Currency to leading European banks, for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than U.S.$1,000,000 or the approximate equivalent thereof in the Specified Currency that is representative of a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

Determination of Treasury Rate

     If the Base Rate specified on the face hereof is the Treasury Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. The "Treasury Rate" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below) for such Interest Reset Period of direct obligations of the United States ("Treasury bills") having the Index Maturity specified on the face hereof, as such rate shall be published in H.15(519) under the heading "U.S. Government Securities-Treasury bills-auction average (investment)" or, in the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

     The "Treasury Rate Determination Date" for each Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Treasury Rate Note, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

     If "Constant Maturity" is specified in the applicable Pricing Supplement, the "Treasury Rate" for each Interest Reset Period will be the rate that is set forth in the Federal Reserve Board publication H.15(519) opposite the caption "U.S. Government/ Securities/Treasury Constant Maturities/" in the Index Maturity with respect to the applicable Constant Maturity Treasury Rate Determination Date (as defined below). If the H.15(519) is not published, the "Constant Maturity -- Treasury Rate" shall be the rate that was set forth on Telerate Page 7055, or its successor page (as determined by the Calculation Agent), on the applicable Constant Maturity Treasury Rate Determination Date opposite the applicable Index Maturity. If no such rate is set forth, then the constant Maturity Treasury Rate for such Interest Reset Period shall be established by the Calculation Agent as follows. The Calculation Agent will contact the Federal Reserve Board and request the Constant Maturity Treasury Rate, in the applicable Index Maturity, for the Constant Maturity Treasury Rate Determination Date. If the Federal Reserve Board does not provide such information, then the Constant Maturity Treasury Rate for such Interest Reset Date will be the arithmetic mean of bid-side quotations, expressed in terms of yield, reported by three leading U.S. government securities dealers (one of which may be Salomon Brothers Inc), according to their written records, as of 3:00 p.m. (New York City time) on the Constant Maturity Treasury Rate Determination Date, for the noncallable U.S. Treasury Note that is nearest in maturity to the Index Maturity, but not less than exactly the Index Maturity and for the noncallable U.S. Treasury Note that is nearest in maturity to the Index Maturity, but not more than exactly the Index Maturity. The Calculation Agent shall calculate the Constant Maturity Treasury Rate by interpolating to the Index Maturity based on an actual/actual date count basis, the yield on the two Treasury Notes selected. If the Calculation Agent cannot obtain three such adjusted quotations, the Constant Maturity Treasury Rate for such Interest Reset Date will be the arithmetic mean of all such quotations, or if only one such quotation is obtained, such quotation, obtained by the Calculation Agent.

In all events, the Calculation Agent shall continue polling dealers until at least one adjusted yield quotation can be determined.

     "The Constant Maturity Treasury Rate Determination Date" shall be the tenth Business Day prior to the Interest Reset Date for the applicable Interest Reset Period.

     The "Calculation Date" pertaining to any Treasury Rate Determination Date or Constant Maturity Rate Determination Date, as applicable, shall be the tenth calendar day after such Treasury Rate Determination Date or Constant Maturity Rate Determination Date, as applicable, or, if such a day is not a Business Day, the next succeeding Business Day.

     If this Note is an Indexed Note, then certain or all interest payments, in the case of an Indexed Rate Note, and/or the principal amount payable at Stated Maturity or earlier redemption or retirement, in the case of an Indexed Principal Note, is determined by reference to the amount designated on the face hereof as the Face Amount of this Note and by reference to the Index as described on the face hereof. If this Note is a Floating Rate Note or Indexed Rate Note that is also an Indexed Principal Note, the amount of any interest payment will be determined by reference to the Face Amount described on the face hereof unless otherwise specified. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the Face Amount. If the determination of the Index is calculated or announced by a third party, which may be Salomon Brothers Inc or another affiliate of the Company, and such third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated (other than changes consistent with policies in effect at the time this Note was issued and permitted changes described on the face hereof), then such Index shall be calculated for this Note's purposes by another third party, which may be Salomon Brothers Inc or another affiliate of the Company, selected by the Company subject to the same conditions and controls as applied to the original third party. If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the indexed interest payments, if any, or any indexed principal amount of this Note shall be calculated in the manner described on the face hereof. Any determination of such third party shall in the absence of manifest error be binding on all parties.

Payment in Currencies Other Than the Specified Currency

     Except as set forth below with respect to payments in ECU, if payment in respect of this Note or any Coupon is required to be made in a specified currency other than U.S. dollars (a "Specified Currency") and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments shall be made in U.S. dollars until such currency is again available or so used. The amounts so payable on any date in such currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

     If payment in respect of this Note or any Coupon is required to be made in ECU and the ECU is not then used in the European Monetary System (the "EMS"), then the Trustee shall, without liability on its part, choose a component currency (the "Payment Currency") of the ECU in which all payments in respect hereof shall be made until the ECU is again so used. The amount of each payment in such Payment Currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as described below, as of the fourth Luxembourg business day prior to the date on which such payment is due. Notice of the Payment Currency selected by the Trustee shall be given as described below. Any payment made under such circumstances in the Payment Currency will not constitute an Event of Default under the Indenture.

     Notwithstanding the foregoing, on the first Luxembourg business day on which the ECU is no longer used in the EMS, the Trustee shall, without liability on its part, choose a Payment Currency in which all payments with respect to Bearer Notes and Coupons denominated in ECU having a due date prior thereto but not yet presented for payment are to be made. The amount of each payment in such Payment Currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as described below, as of such first Luxembourg business day. Any payment made under such circumstances in the Payment Currency will not constitute an Event of Default under the Indenture.

     The equivalent of the ECU in the relevant Payment Currency as of any date (the "Day of Valuation") shall be determined by the Luxembourg Stock Exchange on the following basis. The component currencies of the ECU for this purpose (the "Components") shall be the currency amounts that were components of the ECU when the ECU was most recently used in the EMS or for the settlement of transactions by public institutions of or within the European Community. The equivalent of the ECU in the Payment Currency shall be calculated by, first, aggregating the U.S. dollar equivalents of the Components, and then, using the rate used for determining the U.S. dollar equivalents of the Components in the Payment Currency as set forth below, calculating the equivalent in the Payment Currency of such aggregate amount in U.S. dollars.

     The U.S. dollar equivalent of each of the Components shall be determined by the Luxembourg Stock Exchange on the basis of the middle spot delivery quotations prevailing at 2:30 p.m. Luxembourg time on the Day of Valuation, as obtained by the Luxembourg Stock Exchange from one or more major banks, selected by the Trustee (with the approval of the Company) in the country of issue of the Component in question.

     If the official unit of any component currency of the ECU is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of the former component currency divided by the number of currencies into which that currency was divided.

     If no direct quotations are available for a Component on a Day of Valuation from any of the banks selected by the Trustee (with the approval of the Company) for this purpose, because foreign exchange markets are closed in the country of issue of that Component, or for any other reason, in computing the U.S. dollar equivalent of such Component the Luxembourg Stock Exchange shall (except as provided below) use the most recent direct quotations for such Component obtained by it; provided that such most recent quotations may be used only if they were prevailing in the country of issue not more than two Luxembourg business days before such Day of Valuation. Beyond such period of two Luxembourg business days, the Luxembourg Stock Exchange shall determine the U.S. dollar equivalent of such Component on the basis of cross rates derived from the middle spot delivery quotations for such Component and for the U.S. dollar prevailing at 2:30 p.m. Luxembourg time on such Day of Valuation, as obtained by the Luxembourg Stock Exchange from one or more major banks, selected by the Trustee (with the approval of the Company) in a country other than the country of issue of such Component. Notwithstanding the foregoing, within such period of two Luxembourg business days, the Luxembourg Stock Exchange shall determine the U.S. dollar equivalent of such Component on the basis of such cross rates if the Trustee and the Company judge that the equivalent so calculated is more representative than the U.S. dollar equivalent calculated on the basis of such most recent direct quotations. Unless otherwise specified by the Trustee, if there is more than one market for dealing in any component currency by reason of foreign exchange regulations or for any other reason, the market to be referred to in respect of such currency shall be that upon which a nonresident issuer of securities denominated in such currency would purchase such currency in order to make payments in respect of such securities.

     All determinations referred to above made by the Trustee or the Luxembourg Stock Exchange shall be at their respective sole discretion (except to the extent expressly provided herein that any determination made by the Trustee is subject to the approval of the Company) and shall, in the absence of manifest error, be conclusive for all purposes and binding on Holders of the Bearer Notes and any Coupons, and the Trustee shall have no liability therefor.

     If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of all Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

     If this Note is a Discount Note, the amount payable in the event of redemption or repayment prior to its Stated Maturity (other than pursuant to an optional redemption by the Company at a stated Redemption Price), shall be the Amortized Face Amount of this Note as of the date of redemption or the date of repayment, as the case may be. The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof plus (ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or (y) if so specified, the Bond Yield to Call set forth on the face hereof (computed in each case in accordance with generally accepted United States bond yield computation principles), provided, however, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount. The Bond Yield to Call listed on the face of this Note shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

     As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Bearer Notes of different authorized denominations, as requested by the Person surrendering the same.

     No service charge shall be made for any such exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     In case this Note or any Coupon shall at any time become mutilated, destroyed, stolen or lost, it may be replaced at the specified office of the Principal Paying Agent in London; or, so long as the Bearer Notes are listed on the Luxembourg Stock Exchange, at the specified office of the Paying Agent in Luxembourg, upon payment by the claimant of such expenses as may be incurred in connection therewith and, in the case of destruction, theft or loss, on such terms as to evidence and indemnity as the Company or the Trustee may reasonably require. Mutilated or defaced Bearer Notes or Coupons must be surrendered before replacements will be issued.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Debt Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time Outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

     Holders of Debt Securities of this series may not enforce their rights pursuant to the Indenture or such Debt Securities except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.


     The Company may, without the consent of the Holders of the Notes, consolidate with, merge into, or transfer substantially all of its assets to, a corporation that is a U.S. Person, provided that the successor corporation assumes all obligations of the Company under the Notes and certain other conditions are met, including a waiver by the successor corporation of any right to redeem the Notes under circumstances in which the successor corporation would be entitled to redeem the Notes but the Company would not have been entitled to do so.

     Except as provided above, the obligation to pay the principal hereof (and premium, if any) and interest hereon in the designated currency of payment is of the essence. To the fullest extent possible under applicable law, judgments in respect of this Note shall be given in such currency. The obligation of the Company to make such payments in the designated currency of payment shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the designated currency of payment that the Holder of this Note may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and cost of exchange) on the business day in the country of issue of the designated currency of payment or in the international banking community (in the case of a composite currency) immediately following the day on which such Holder receives such payment. If the amount in the designated currency of payment that may be so purchased is for any reason less than the amount originally due, the Company shall, as a separate and independent obligation, pay such additional amounts in the designated currency of payment as may be necessary to compensate for any such shortfall.

     All notices to Holders of this Note will be deemed to have been duly given if published on two separate Business Days in a leading London daily newspaper (which is expected to be the Financial Times) and, so long as the Bearer Notes are listed on the Luxembourg Stock Exchange and such exchange so requires, in Luxembourg in a newspaper of general circulation in Luxembourg (which is expected to be the Luxemburger Wort). Such notices shall be deemed to have been given on the date of the first such publication.

     If the Specified Currency of this Note is Pounds sterling, the following applies: The Company is not an institution authorised under the Banking Act 1987 of the United Kingdom, and this Note is a medium-term note issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Company represents that as of the date of issuance of this Note, (1) the Company is in compliance with its listing obligations to The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited in connection with the Company's securities that are listed on such Exchange; and
(2) since information was last published in compliance with such listing obligations, the Company, having made all reasonable enquiries, has not become aware of any change in circumstances which could reasonably be regarded as significantly and adversely affecting its ability to meet its obligations on this Note as they fall due. Repayment of principal and payment of interest and any premium on this Note have not been guaranteed by any person.

     This Note shall be deemed to be a contract made and to be performed solely in the State of New York, and for all purposes shall be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

     All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.



                    FORM OF SERIES D FIXED RATE BEARER NOTE

BEARER                                                       PRINCIPAL AMOUNT
No. FX-                                                        OR FACE AMOUNT

                                  SALOMON INC

                           MEDIUM-TERM NOTE, SERIES D

                                  (FIXED RATE)                         CUSIP

                  Due More Than Nine Months from Date of Issue

                  ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTION 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                  IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES

Issue Price:                                                Original Issue Date:

Specified Currency:
         (if other than U.S. Dollars)

         Authorized Denominations:
         (If other than as set forth in the
         Prospectus Supplement)

Interest Payment Dates:
         (If other than as set forth in the
         Prospectus Supplement)

Indexed Principal Note:             |_|    Yes  (see attached)   |_|   No

Interest Rate:                             Stated Maturity:

Interest Rate Reset:                |_|    The Interest Rate may not be
                                           changed prior to Stated
                                           Maturity.

                                    |_|    The Interest Rate may be changed
                                           prior to Stated Maturity
                                           (see attached).

Optional Reset Dates (if applicable):

Amortizing Note:                    |_|   Yes     |_|  No

         Amortization Schedule:

Optional Redemption:                |_|   Yes     |_|  No


         Optional Redemption Dates:

         Redemption Prices:

Bond Yield to Maturity:

Bond Yield to Call:

Optional Repayment:                  |_|   Yes    |_|  No

         Optional Repayment Dates:

         Optional Repayment Prices:

Discount Note:                       |_|   Yes    |_|  No

         Total Amount of OID:

         Yield to Maturity:

IF THE SPECIFIED CURRENCY OF THIS NOTE IS POUNDS STERLING, THE FOLLOWING
APPLIES: THIS NOTE IS ISSUED IN ACCORDANCE WITH THE REGULATIONS MADE UNDER
SECTION 4 OF THE BANKING ACT 1987.

                  SALOMON INC, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to bearer, upon presentation and surrender hereof, (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein, and (b) to pay accrued interest on the Principal Amount then outstanding (or in the case of an Indexed Principal Note, the Face Amount, then outstanding) to the bearer of the interest coupons attached hereto (the "Coupons") at the Interest Rate shown above, annually in arrears on September 15 of each year (the "Interest Payment Date"), commencing with the September 15 following the Original Issue Date shown above upon presentation and surrender of the Coupons as they shall severally mature, and on the Stated Maturity shown above, or upon earlier redemption or repayment, until, in either case, the Principal Amount then outstanding or the Face Amount is paid or duly provided for in accordance with the terms hereof. Interest on this Note, if any, will be computed on the basis of a 360-day year of twelve 30-day months. Any payment of principal, premium or interest required to be made in respect hereof on a date that is not a Business Day (as defined below) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment.

                  For purposes of this Note, "Business Day" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York, (b) London, England, (c) the place in which this Note or any Coupon is presented for payment or (d) if the Specified Currency (as defined below) is other than U.S. dollars, the financial center of the country issuing the Specified Currency (which, in the case of European Currency Units ("ECU"), shall be Brussels, Belgium).

                  If this Note is an Amortizing Note as shown on the face hereof, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

                  Except under certain circumstances for Notes having Specified Currencies other than U.S. dollars, payments of the principal hereof and any premium and interest hereon will be made only in the Specified Currency. Payments in respect of this Note and any Coupon will be made only against surrender of this Note or such Coupon at the offices of the Paying Agents outside the United States listed on the reverse hereof. At the direction of the Holder of this Note or any Coupon, and subject to applicable laws and regulations, such payments will be made by check drawn on a bank in The City of New York (in the case of U.S. dollar payments) or outside the United States (in the case of payments in a currency other than U.S. dollars) mailed to an address outside the United States furnished by the Holder hereof or, at the option of the Holder hereof, by wire transfer (pursuant to written instructions supplied by the Holder hereof) to an account maintained by the payee with a bank located outside the United States. No payment in respect of this Note or any Coupon will be made upon presentation of this Note or such Coupon at any office or agency of the Trustee or any other paying agency maintained by the Company in the United States, nor will any such payment be made by transfer to an account, or by mail to an address, in the United States. Notwithstanding the foregoing, if U.S. dollar payments in respect of this Note or any Coupons at the offices of all Paying Agents outside the United States become illegal or are effectively precluded because of the imposition of exchange controls or similar restrictions on the full payment or receipt of such amounts in U.S. dollars, the Company will appoint an office or agency (which may be the Trustee) in the United States at which such payments may be made.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

                  This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Citibank, N.A., or its successor, as Trustee.

                  IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:

                                  SALOMON INC


                                  By_________________________
                                      Senior Vice President



[Seal]

                                  Attest:_____________________
                                             Secretary



                         CERTIFICATE OF AUTHENTICATION

                  This is one of the Bearer Notes issued under the within-mentioned Indenture.

                                  CITIBANK, N.A.,
                                    as Trustee


                                  By______________________________
                                        Authorized Signatory



                                  SALOMON INC

                           MEDIUM-TERM NOTE, SERIES D

                                  (FIXED RATE)

General

                  This Note is one of a series of duly authorized debt securities of the Company (the "Debt Securities") issued or to be issued in one or more series under an indenture dated as of December 1, 1988 (the "Indenture") between the Company and Citibank, N.A., as trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by the Company or its agent, on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such currencies on the applicable issue dates.

                  Unless otherwise specified on the face hereof, the authorized denominations of Bearer Notes denominated in U.S. dollars will be U.S.$25,000 and any larger amount that is an integral multiple of U.S.$5,000. The authorized denominations of Bearer Notes having a specified currency other than U.S. dollars will be, unless otherwise specified herein, the approximate equivalents thereof in the Specified Currency.

                  If so specified on the face hereof, this Note will be

redeemable at the option of the Company in whole or from time to time in part, on any date on or after the date designated as the Initial Redemption Date on the face hereof, upon the Company's giving the Trustee at least 45 days' notice, at the Redemption Price determined as provided on the face hereof. If redeemed prior to its Stated Maturity, this Note must be presented for payment together with all unmatured Coupons, if any, appertaining hereto, failing which the amount of any missing unmatured Coupon will be deducted from the sum due for payment. The Bearer Notes will not be subject to any sinking fund.

                  The Bearer Notes may be redeemed at the option of the Company in whole, but not in part, at any time on giving at least 30 but not more than 60 days' notice as set forth below, which notice shall be irrevocable, at their Redemption Prices, if the Company has or will become obligated to pay additional interest on the Bearer Notes as described below as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in the application or official interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the Original Issue Date, and such obligation cannot be avoided by the Company taking reasonable measures available to it. No such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such additional interest were a payment in respect of the Bearer Notes then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred, and an opinion of independent counsel to the effect that the Company has or will become obligated to pay such additional interest as a result of such change or amendment.

                  If so specified on the face hereof, this Note will be repayable prior to its Stated Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at the Optional Repayment Prices shown on the face hereof, together with accrued interest to the date of repayment. In order for this Note to be repaid, the Principal Paying Agent (as specified below) must receive the Note at least 30 but not more than 45 days prior to an Optional Repayment Date. Any tender of this Note for repayment shall be irrevocable. The repayment option may be exercised by the Holder hereof for less than the entire principal amount hereof, provided that the principal amount of the Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, this Note shall be cancelled and a new Note or Notes for the remaining principal amount hereof shall be issued to the Holder of this Note.

Payment of Additional Interest
- ------------------------------

                  The Company will, subject to the exceptions and limitations set forth below, pay as additional interest to the Holder of this Note or any Coupon that is a United States Alien (as defined below) such amounts as may be necessary so that every net payment on this Note or such Coupon, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided in this Note or such Coupon to be then due and payable. However, the Company will not be required to make any such payment of additional interest to such Holder for or on account of:

                  (a) any tax, assessment or other governmental charge that would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor or beneficiary of, or a Person holding a power over, such Holder, if such Holder is an estate or a trust, or a member or shareholder of such Holder, if such Holder is a partnership or a corporation) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, Person holding a power, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in trade or business or present therein or having or having had a permanent establishment therein or (ii) such Holder's past or present status as a passive foreign investment company, a personal holding company, foreign personal holding company, a controlled foreign corporation for United States tax purposes or private foundation or other tax-exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

                  (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

                  (c) any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of this Note or such Coupon for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurred later;

                  (d) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from a payment on this Note or such Coupon;

                  (e) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on this Note or such Coupon, if such payment can be made without such deduction or withholding by any other Paying Agent;

                  (f) any tax, assessment or other governmental charge that would not have been imposed but for a failure to comply with any applicable certification, documentation, information or other reporting requirement concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of this Note or such Coupon if, without regard to any tax treaty, such compliance is required by statute or regulation of the United States as a pre-condition to relief or exemption from such tax, assessment or other governmental charge; or

                  (g) any tax, assessment or other governmental charge imposed on a Holder that actually or constructively owns ten percent or more of the combined voting power of all classes of stock of the Company

         (taking into account applicable attribution of ownership rules under Section 871(h)(3) of the Internal Revenue Code of 1986, as amended) or is a controlled foreign corporation related to the Company through stock ownership;

nor shall such additional interest be paid with respect to a payment on this Note or such Coupon to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to the additional interest had such beneficiary, settlor, member or beneficial owner been the Holder of this Note or such Coupon.

                  The term "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

                  If the Company shall determine that any payment made outside the United States by the Company or any of its Paying Agents in respect of this Note or any Coupon (an "Affected Security") would, under any present or future laws or regulations of the United States, be subject to any certification, documentation, information or other reporting requirement of any kind, the effect of which requirement is the disclosure to the Company, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Affected Security that is a United States Alien (other than such a requirement (a) that would not be applicable to a payment made by the Company or any one of its Paying Agents (i) directly to the beneficial owner or (ii) to a custodian, nominee or other agent of the beneficial owner or (b) that can be satisfied by such custodian, nominee or other agent certifying to the effect that the beneficial owner is a United States Alien; provided, that, in any case referred to in clause (a)(ii) or (b), payment by the custodian, nominee or agent to the beneficial owner is not otherwise subject to any such requirement), then the Company shall elect either (x) to redeem such Affected Securities in whole, but not in part, at their Redemption Price, or (y) if the conditions described in the next succeeding paragraph are satisfied, to pay the additional interest specified in such paragraph. The Company shall make such determination as soon as practicable and publish prompt notice thereof (the "Determination Notice") stating the effective date of such certification, documentation, information or other reporting requirement, whether the Company elects to redeem the Affected Securities or to pay the additional interest specified in the next succeeding paragraph and (if applicable) the last date by which the redemption of the Affected Securities must take place, as provided in the next succeeding sentence. If any Affected Securities are to be redeemed pursuant to this paragraph, the redemption shall take place on such date, not later than one year after the publication of the Determination Notice, as the Company shall specify by notice given to the Trustee at least 60 days before the Redemption Date. Notice of such redemption shall be given to the Holders of the Affected Securities at least 30 but not more than 60 days prior to the Redemption Date. Notwithstanding the foregoing, the Company shall not so redeem the Affected Securities if the Company shall subsequently determine, at least 30 days prior to the Redemption Date, that subsequent payments on the Affected

Securities would not be subject to any such certification, documentation, information or other reporting requirement, in which case the Company shall publish prompt notice of such subsequent determination and any earlier redemption notice given pursuant to this paragraph shall be revoked and of no further effect. Prior to the publication of any Determination Notice pursuant to this paragraph, the Company shall deliver to the Trustee a certificate stating that the Company is obligated to make such determination and setting forth a statement of facts showing that the conditions precedent to the obligation of the Company to redeem the Affected Securities or to pay the additional interest specified in the next succeeding paragraph have occurred, and an opinion of independent counsel to the effect that such conditions have occurred.

                  If and so long as the certification, documentation, information or other reporting requirement referred to in the preceding paragraph would be fully satisfied by payment of a backup withholding tax or similar charge, the Company may elect to pay as additional interest such amounts as may be necessary so that every net payment made outside the United States following the effective date of such requirement by the Company or any of its Paying Agents in respect of any Affected Security of which the beneficial owner is a United States Alien (but without any requirement that the nationality, residence or identity of such beneficial owner be disclosed to the Company, any Paying Agent or any governmental authority), after deduction or withholding for or on account of such backup withholding tax or similar charge (other than a backup withholding tax or similar charge that (i) would not be applicable in the circumstances referred to in the parenthetical clause of the first sentence of the preceding paragraph or (ii) is imposed as a result of presentation of such Affected Security for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurred later), will not be less than the amount provided in such Affected Security to be then due and payable. If the Company elects to pay additional interest pursuant to this paragraph, then the Company shall have the right to redeem the Affected Securities at any time in whole, but not in part, at their Redemption Prices, subject to the provisions of the last three sentences of the immediately preceding paragraph. If the Company elects to pay additional interest pursuant to this paragraph and the condition specified in the first sentence of this paragraph should no longer be satisfied, then the Company shall redeem the Affected Securities in whole, but not in part, at their Redemption Price, subject to the provisions of the last three sentences of the immediately preceding paragraph. Any redemption payments made by the Company pursuant to the two immediately preceding sentences shall be subject to the continuing obligation of the Company to pay additional interest pursuant to this paragraph.

                  The interest payable hereon on each Interest Payment Date will include interest accrued through the day before such Interest Payment Date.

                  The Company has initially appointed as its Paying Agents for Bearer Notes of this Series the offices listed below:

                            Principal Paying Agent:

                                 Citibank, N.A.
                                Issuer Services
                                   336 Strand

                               London, WC2R 01HB

                                 Paying Agent:

                           Citibank (Luxembourg) S.A.
                     58 Boulevard Grand-Duchesse Charlotte
                               L-1330 Luxembourg

                  The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent and to appoint additional or other Paying Agents and to approve any change in the office through which any Paying Agent acts, provided that there will at all times be a Paying Agent (which may be the Trustee) in at least one city in Europe which, so long as Bearer Notes are listed on the Luxembourg Stock Exchange and that exchange shall so require, shall include Luxembourg. Notice of any such termination or appointment and of any changes in the specified offices of the Trustee or any Paying Agent will be given to the Holder hereof as described below.

Payment in Currencies Other Than the Specified Currency
- -------------------------------------------------------

                  Except as set forth below with respect to payments in ECU, if payment in respect of this Note or any Coupon is required to be made in a specified currency other than U.S. dollars (a "Specified Currency") and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments shall be made in U.S. dollars until such currency is again available or so used. The amounts so payable on any date in such currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

                  If payment in respect of this Note or any Coupon is required to be made in ECU and the ECU is not then used in the European Monetary System (the "EMS"), then the Trustee shall, without liability on its part, choose a component currency (the "Payment Currency") of the ECU in which all payments in respect hereof shall be made until the ECU is again so used. The amount of each payment in such Payment Currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as described below, as of the fourth Luxembourg business day prior to the date on which such payment is due. Notice of the Payment Currency selected by the Trustee shall be given as described below. Any payment made under such circumstances in the Payment Currency will not constitute an Event of Default under the Indenture.

                  Notwithstanding the foregoing, on the first Luxembourg business day on which the ECU is no longer used in the EMS, the Trustee shall, without liability on its part, choose a Payment Currency in which all payments with respect to Bearer Notes and Coupons denominated in ECU having a due date prior thereto but not yet presented for payment are to be made. The amount of each payment in such Payment Currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as described below, as of such first Luxembourg business day. Any payment made under such circumstances in the Payment Currency will not constitute an Event of Default under the Indenture.

                  The equivalent of the ECU in the relevant Payment Currency as of any date (the "Day of Valuation") shall be determined by the Luxembourg Stock Exchange on the following basis. The component currencies of the ECU for this purpose (the "Components") shall be the currency amounts that were components of the ECU when the ECU was most recently used in the EMS or for the settlement of transactions by public institutions of or within the European Community. The equivalent of the ECU in the Payment Currency shall be calculated by, first, aggregating the U.S. dollar equivalents of the Components, and then, using the rate used for determining the U.S. dollar equivalents of the Components in the Payment Currency as set forth below, calculating the equivalent in the Payment Currency of such aggregate amount in U.S. dollars.

                  The U.S. dollar equivalent of each of the Components shall be determined by the Luxembourg Stock Exchange on the basis of the middle spot delivery quotations prevailing at 2:30 p.m. Luxembourg time on the Day of Valuation, as obtained by the Luxembourg Stock Exchange from one or more major banks, selected by the Trustee (with the approval of the Company), in the country of issue of the Component in question.

                  If the official unit of any component currency of the ECU is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of the former component currency divided by the number of currencies into which that currency was divided.

                  If no direct quotations are available for a Component on a Day of Valuation from any of the banks selected by the Trustee (with the approval of the Company) for this purpose, because foreign exchange markets are closed in the country of issue of that Component, or for any other reason, in computing the U.S. dollar equivalent of such Component the Luxembourg Stock Exchange shall (except as provided below) use the most recent direct quotations for such Component obtained by it; provided that such most recent quotations may be used only if they were prevailing in the country of issue not more than two Luxembourg business days before such Day of Valuation. Beyond such period of two Luxembourg business days, the Luxembourg Stock Exchange shall determine the U.S. dollar equivalent of such Component on the basis of cross rates derived from the middle spot delivery quotations for such Component and for the U.S. dollar prevailing at 2:30 p.m. Luxembourg time on such Day of Valuation, as obtained by the Luxembourg Stock Exchange from one or more major banks, selected by the Trustee (with the approval of the Company), in a country other than the country of issue of such Component. Notwithstanding the foregoing, within such period of two Luxembourg business days, the Luxembourg Stock Exchange shall determine the U.S. dollar equivalent of such Component on the basis of such cross rates if the Trustee and the Company judge that the equivalent so calculated is more representative than the U.S. dollar equivalent calculated on the basis of such most recent direct quotations. Unless otherwise specified by the Trustee, if there is more than one market for dealing in any component currency by reason of foreign exchange regulations or for any other reason, the market to be referred to in respect of such currency shall be that upon which a nonresident issuer of securities denominated in such currency would purchase such currency in order to make payments in respect of such securities.

                  All determinations referred to above made by the Trustee or the Luxembourg Stock Exchange shall be at their respective sole discretion (except to the extent expressly provided herein that any determination made by the Trustee is subject to the approval of the Company) and shall, in the absence of manifest error, be conclusive for all purposes and binding on Holders of the Bearer Notes and any Coupons, and the Trustee shall have no liability therefor.

                  If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of all Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

                  If this Note is a Discount Note, the amount payable in the event of redemption or repayment prior to its Stated Maturity (other than pursuant to an optional redemption by the Company at a stated Redemption Price) shall be the Amortized Face Amount of this Note as of the date of redemption or the date of repayment, as the case may be. The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof plus (ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or (y) if so specified, the Bond Yield to Call set forth on the face hereof (computed in each case in accordance with generally accepted United States bond yield computation principles), provided, however, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount. The Bond Yield to Call listed on the face of this Note shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

                  If this Note is an Indexed Principal Note, then the principal amount payable at Stated Maturity or earlier redemption or retirement, is determined by reference to the amount designated on the face hereof as the Face Amount of this Note and by reference to an Index as described on the face hereof. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the Face Amount. If the determination of the Index is calculated or announced by a third party, which may be Salomon Brothers Inc or another affiliate of the Company and such third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated (other than changes consistent with policies in effect at the time this Note was issued and permitted changes described on the face hereof), then such Index shall be calculated for this Note's purposes by another third party selected by the Company, which may be Salomon Brothers Inc or another affiliate of the Company subject to the same conditions and controls as applied to the original third party. If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then any indexed principal amount of this Note shall be calculated in the manner described on the face hereof. Any determination of such third party shall in the absence of manifest error be binding on all parties.

                  As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Bearer Notes of different authorized denominations, as requested by the Person surrendering the same.

                  No service charge shall be made for any such exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  In case this Note or any Coupon shall at any time become mutilated, destroyed, stolen or lost, it may be replaced at the specified office of the Principal Paying Agent in London; or, so long as the Bearer Notes are listed on the Luxembourg Stock Exchange, at the specified office of the Paying Agent in Luxembourg, upon payment by the claimant of such expenses as may be incurred in connection therewith and, in the case of destruction, theft or loss, on such terms as to evidence and indemnity as the Company or the Trustee may reasonably require. Mutilated or defaced Bearer Notes or Coupons must be surrendered before replacements will be issued.

                  The Indenture permits with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Debt Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time Outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

                  Holders of Debt Securities of this series may not enforce their rights pursuant to the Indenture or such Debt Securities except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  The Company may, without the consent of the Holders of the

Notes, consolidate with, merge into, or transfer substantially all of its assets to, a corporation that is a U.S. Person, provided that the successor corporation assumes all obligations of the Company under the Notes and certain other conditions are met, including a waiver by the successor corporation of any right to redeem the Notes under circumstances in which the successor corporation would be entitled to redeem the Notes but the Company would not have been entitled to do so.

                  Except as provided above, the obligation to pay the principal hereof (and premium if any) and interest hereon in the designated currency of payment is of the essence. To the fullest extent possible under applicable law, judgments in respect of this Note shall be given in such currency. The obligation of the Company to make such payments in the designated currency of payment shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the designated currency of payment that the Holder of this Note may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and cost of exchange) on the business day in the country of issue of the designated currency of payment or in the international banking community (in the case of a composite currency) immediately following the day on which such Holder receives such payment. If the amount in the designated currency of payment that may be so purchased is for any reason less than the amount originally due, the Company shall, as a separate and independent obligation, pay such additional amounts in the designated currency of payment as may be necessary to compensate for any such shortfall.

                  All notices to Holders of this Note will be deemed to have been duly given if published on two separate Business Days in a leading London daily newspaper (which is expected to be the Financial Times) and, so long as the Bearer Notes are listed on the Luxembourg Stock Exchange and such exchange so requires, in Luxembourg in a newspaper of general circulation in Luxembourg (which is expected to be the Luxemburger Wort). Such notices shall be deemed to have been given on the date of the first such publication.

                  If the Specified Currency of this Note is Pounds sterling, the following applies: The Company is not an institution authorised under the Banking Act 1987 of the United Kingdom, and this Note is a medium-term note issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Company represents that as of the date of issuance of this Note, (1) the Company is in compliance with its listing obligations to The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited in connection with the Company's securities that are listed on such Exchange; and
(2) since information was last published in compliance with such listing obligations, the Company, having made all reasonable enquiries, has not become aware of any change in circumstances which could reasonably be regarded as significantly and adversely affecting its ability to meet its obligations on this Note as they fall due. Repayment of principal and payment of interest and any premium on this Note have not been guaranteed by any person.

                  This Note shall be deemed to be a contract made and to be performed solely in the State of New York, and for all purposes shall be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.


                  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

      FORM OF SERIES E FLOATING RATE OR INDEXED RATE BEARER NOTE

BEARER                                                       PRINCIPAL AMOUNT
                                                             OR FACE AMOUNT

                              SALOMON INC

No. FL-                 MEDIUM-TERM NOTE, SERIES E
                     (FLOATING RATE OR INDEXED RATE)              CUSIP

                 Due More Than Nine Months from Date of Issue

                  ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTION 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                  IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES

Issue Price:                                           Original Issue Date:

Initial Interest Rate:                                 Stated Maturity:

Specified Currency:
                  (If other than U.S. Dollars)
           Authorized Denominations:
                  (If other than as set forth in the Prospectus Supplement)

Base Rate:|_| CD Rate |_| Commercial Paper |_| Federal Funds Rate
          |_| LIBOR Telerate |_| LIBOR Reuters |_| Treasury Rate
          |_| Treasury Rate Constant Maturity |_| Other (see attached)

Interest Reset Period                             Index Maturity:
or Interest Reset Dates:

Interest Payment Dates:
         (If other than as set forth in the Prospectus Supplement)

Indexed Principal Note:  |_|   Yes (see attached)  |_|   No

Floating Rate  |_|  Indexed Interest Rate  |_|   (See attached)

Spread Multiplier:                                          Spread (+/-):

Spread Reset: |_|  The Spread or Spread Multiplier may not be changed
                    prior to Stated Maturity.

              |_|  The Spread or Spread Multiplier may be changed prior to
                    Stated Maturity (see attached).

Optional Reset Dates (if applicable):

Maximum Interest Rate:                        Minimum Interest Rate:

Amortizing Note:  |_|   Yes  |_|   No

        Amortization Schedule:

Optional Redemption:  |_|   Yes  |_|   No

        Optional Redemption Dates:

        Redemption Prices:

Bond Yield to Maturity:

Bond Yield to Call:

Optional Repayment:  |_|   Yes  |_|   No

        Optional Repayment Dates:

        Optional Repayment Prices:

Optional Extension of Stated Maturity:  |_|    Yes  |_|   No

Final Maturity:

Discount Note:  |_|   Yes  |_|   No

        Total Amount of OID:

        Yield to Maturity:

IF THE SPECIFIED CURRENCY OF THIS NOTE IS POUNDS STERLING, THE FOLLOWING
APPLIES: THIS NOTE IS ISSUED IN ACCORDANCE WITH THE REGULATIONS MADE UNDER
SECTION 4 OF THE BANKING ACT 1987.

                  SALOMON INC, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to bearer, upon presentation and surrender hereof, (a) the Principal Amount or, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof, in the Specified Currency on the Stated Maturity shown above or earlier if and to the extent so provided herein, and (b) to pay accrued interest (i) if this is a Floating Rate Note, on the Principal Amount then outstanding (or in the case of an Indexed Principal Note, the Face Amount then outstanding) at the Initial Interest Rate shown above from the Original Issue Date shown above until the first Interest Reset Date shown above following the Original Issue Date and thereafter at the Base Rate shown above, adjusted by the Spread or Spread Multiplier, if any, shown above, determined in accordance with the provisions on the reverse hereof, or (ii) if this is an Indexed Rate Note, on said Principal Amount then outstanding (or in the case of an Indexed Principal Note, the Face Amount then outstanding) at a rate adjusted by reference to an Index described on the face hereof, in arrears to the bearer of the interest coupons attached hereto (the "Coupons") upon surrender thereof as they shall severally mature at the rates per annum and on the dates, determined as described on the reverse hereof, until, in either case, the Principal Amount then outstanding (or Face Amount) is paid or duly provided for in accordance with the terms hereof.

                  For purposes of this Note, "Business Day" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York, (b) London, England, (c) the place in which this Note or any Coupon is presented for payment or (d) if the Specified Currency (as defined below) is other than U.S. dollars, the financial center of the country issuing the Specified Currency (which in the case of European Currency Units ("ECU") shall be Brussels, Belgium).

                  The indebtedness evidenced by this Note is, to the extent set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of Senior Indebtedness as defined in the Indenture, and this Note is issued subject to such provisions, and each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee as his attorney-in-fact for any and all such purposes.

                  If this Note is an Amortizing Note as shown on the face hereof, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

                  Except under certain circumstances for Notes having Specified Currencies other than U.S. dollars, payments of the principal hereof and any premium and interest hereon will be made only in the Specified Currency. Payments in respect of this Note and any Coupon will be made only against surrender of this Note or such Coupon, at the offices of the Paying Agents outside the United States listed on the reverse hereof. At the direction of the Holder of this Note or any Coupon, and subject to applicable laws and regulations, such payments will be made by check drawn on a bank in The City of New York (in the case of U.S. dollar payments) or outside the United States (in the case of payments in a currency other than U.S. dollars) mailed to an address outside the United States furnished by the Holder hereof or, at the option of the Holder hereof, by wire transfer (pursuant to written instructions supplied by the Holder hereof) to an account maintained by the payee with a bank located outside the United States. No payment in respect of this Note or any Coupon will be made upon presentation of this Note or such Coupon at any office or agency of the Trustee or any other paying agency maintained by the Company in the United States, nor will any such payment be made by transfer to an account, or by mail to an address, in the United States. Notwithstanding the foregoing, if U.S. dollar payments in respect of this Note or any Coupons at the offices of all Paying Agents outside the United States become illegal or are effectively precluded because of the imposition of exchange controls or similar restrictions on the full payment or receipt of such amounts in U.S. dollars, the Company will appoint an office or agency (which may be the Trustee) in the United States at which such payments may be made.


                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

                  This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Bankers Trust Company, or its successor, as Trustee.

                  IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:


                                  SALOMON INC


                                  By _______________________________
                                          Senior Vice President

[Seal]

                                  Attest:___________________________
                                                 Secretary

                         CERTIFICATE OF AUTHENTICATION

                  This is one of the Bearer Notes issued under the within-mentioned Indenture.

                                  BANKERS TRUST COMPANY,
                                  as Trustee

                                  By:________________________________
                                           Authorized Signatory



                              SALOMON INC

                      MEDIUM-TERM NOTE, SERIES E

                      (FLOATING OR INDEXED RATE)

General
- -------

                  This Note is one of a series of duly authorized debt securities of the Company (the "Debt Securities") issued or to be issued in one or more series under an indenture dated as of December 1, 1988 (the "Indenture") between the Company and Bankers Trust Company, as trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by the Company or its agent, on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such currencies on the applicable issue dates.

                  Unless otherwise specified on the face hereof, the authorized denominations of Bearer Notes denominated in U.S. dollars will be U.S.$25,000 and any larger amount that is an integral multiple of U.S.$5,000. The authorized denominations of Bearer Notes having a specified currency other than U.S. dollars will be, unless otherwise specified herein, the approximate equivalents thereof in the Specified Currency.

                  If so specified on the face hereof, this Note will be redeemable at the option of the Company in whole or from time to time in part, on any date on or after the date designated as the Initial Redemption Date on the face hereof, upon the Company's giving the Trustee at least 45 days' notice, at the Redemption Price determined as provided on the face hereof. If redeemed prior to its Stated Maturity, this Note must be presented for payment together with all unmatured Coupons, if any, appertaining hereto, failing which the amount of any missing unmatured Coupon will be deducted from the sum due for payment. The Bearer Notes will not be subject to any sinking fund.

                  The Bearer Notes may be redeemed at the option of the Company in whole, but not in part, at any time on giving not less than 30 or more than 60 days' notice as set forth below, which notice shall be irrevocable, at their Redemption Prices, if the Company has or will become obligated to pay additional interest on the Bearer Notes as described below as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in the application or official interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the Original Issue Date, and such obligation cannot be avoided by the Company taking reasonable measures available to it. No such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such additional interest were a payment in respect of the Bearer Notes then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred, and an opinion of independent counsel to the effect that the Company has or will become obligated to pay such additional interest as a result of such change or amendment.

                  If so specified on the face hereof, this Note will be repayable prior to its Stated Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at the Optional Repayment Prices shown on the face hereof, together with accrued interest to the date of repayment. In order for this Note to be repaid, the Principal Paying Agent (as specified below) must receive the Note at least 30 but not more than 45 days prior to an Optional Repayment Date. Any tender of this Note for repayment shall be irrevocable. The repayment option may be exercised by the Holder hereof for less than the entire principal amount hereof, provided that the principal amount of the Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, this Note shall be cancelled and a new Note or Notes for the remaining principal amount hereof shall be issued to the Holder of this Note.

Payment of Additional Interest
- ------------------------------

                  The Company will, subject to the exceptions and limitations set forth below, pay as additional interest to the Holder of this Note or any Coupon that is a United States Alien (as defined below) such amounts as may be necessary so that every net payment on this Note or such Coupon, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided in this Note or such Coupon to be then due and payable. However, the Company will not be required to make any such payment of additional interest to such Holder for or an account of:

                  (a) any tax, assessment or other governmental charge that would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor or beneficiary of, or a Person holding a power over, such Holder, if such Holder is an estate or a trust, or a member or shareholder of such Holder, if such Holder is a partnership or a corporation) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, Person holding a power, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in trade or business or present therein or having or having had a permanent establishment therein or (ii) such Holder's past or present status as a passive foreign investment company, a personal holding company, foreign personal holding company, a controlled foreign corporation for United States tax purposes or private foundation or other tax-exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

                  (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

                  (c) any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of this Note or such Coupon for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurred later;

                  (d) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from a payment on this Note or such Coupon;

                  (e) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on this Note or such Coupon, if such payment can be made without such deduction or withholding by any other Paying Agent;

                  (f) any tax, assessment or other governmental charge that would not have been imposed but for a failure to comply with any applicable certification, documentation, information or other reporting requirement concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of this Note or such Coupon if, without regard to any tax treaty, such compliance is required by statute or regulation of the United States as a pre-condition to relief or exemption from such tax, assessment or other governmental charge; or

                  (g) any tax, assessment or other governmental charge imposed on a Holder that actually or constructively owns ten percent or more of the combined voting power of all classes of stock of the Company (taking into account applicable attribution of ownership rules under Section 871(h)(3) of the Internal Revenue Code of 1986, as amended) or is a controlled foreign corporation related to the Company through stock ownership;

nor shall such additional interest be paid with respect to a payment on this Note or such Coupon to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to the additional interest had such beneficiary, settlor, member or beneficial owner been the Holder of this Note or such Coupon.

                  The term "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

                  The Company has initially appointed as its Paying Agents for Bearer Notes of this Series the offices listed below:

                            Principal Paying Agent:

                            Bankers Trust Company
                            1 Appold Street, Broadgate
                                London, EC2A 2HE

                                 Paying Agent:

                           Bankers Trust Luxembourg, S.A.
                                  P.O. Box 807
                           14 Boulevard F.D. Roosevelt
                                 L-2450 Luxembourg

                  The Company reserves the right at any time to vary or

terminate the appointment of any Paying Agent and to appoint additional or other Paying Agents and to approve any change in the office through which any Paying Agent acts, provided that there will at all times be a Paying Agent (which may be the Trustee) in at least one city in Europe, which, so long as Bearer Notes are listed on the Luxembourg Stock Exchange and that exchange shall so require, shall include Luxembourg. Notice of any such termination or appointment and of any changes in the specified offices of the Trustee or any Paying Agent will be given to the Holder hereof as described below.

                  Unless otherwise specified on the face hereof, if this Note is a Floating Rate Note, this Note will bear interest from its Original Issue Date to the first Interest Reset Date (as defined below) at the Initial Interest Rate set forth on the face hereof. Thereafter, the interest rate hereon for each Interest Reset Period (as defined below) will be determined by reference to an interest rate basis (the "Base Rate"), plus or minus the Spread, if any, or multiplied by the Spread Multiplier, if any. The "Spread" is the number of basis points (one basis point equals one one-hundredth of a percentage point) that may be specified on the face hereof, and the "Spread Multiplier" is the percentage that may be specified on the face hereof. The face of this Note will designate one of the following Base Rates as applicable hereto: (i) the CD Rate (a "CD Rate Note"), (ii) the Commercial Paper Rate (a "Commercial Paper Rate Note"),
(iii) the Federal Funds Rate (a "Federal Funds Rate Note"), (iv) LIBOR (a "LIBOR Note"), (v) the Treasury Rate (a "Treasury Rate Note") or (vi) such other Base Rate as is set forth on the face hereof. The "Index Maturity" is the period of maturity of the instrument or obligation from which the Base Rate is calculated. "H.15(519)" means the publication entitled "Statistical Release H.15(519), Selected Interest Rates", or any successor publication, published by the Board of Governors of the Federal Reserve System. "Composite Quotations" means the daily statistical release entitled "Composite 3:30 p.m. Quotations for U.S. Government Securities" published by the Federal Reserve Bank of New York.

                  Unless otherwise specified on the face hereof, the interest payable hereon shall be the accrued interest from and including the Original Issue Date or the last date to which interest has been paid, as the case may be, to but excluding the applicable Interest Payment Date; provided, however, that if the interest rate is reset daily or weekly, interest payable shall be the accrued interest from and including the Original Issue Date or the last date to which interest has been accrued and paid, as the case may be, to but excluding the date fifteen calendar days immediately preceding the applicable Interest Payment Date, except that interest payable at Maturity will include interest accrued to but excluding the date of Maturity.

                  If more than one Interest Reset Date occurs during any period for which accrued interest is being calculated, accrued interest will be calculated by multiplying the principal amount hereof (or if this Note is an Indexed Principal Note, the Face Amount specified on the face hereof) by an accrued interest factor. Such accrued interest factor shall be computed, unless otherwise specified on the face hereof, by adding the interest factors calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal calculated to seven decimal places without rounding) for each such day shall be computed by dividing the interest rate in effect on such day by 360 if the Base Rate specified on the face hereof is the CD Rate, the Commercial Paper Rate, the Federal Funds Rate or LIBOR, or by the actual number of days in the year if the Base Rate specified on the face hereof is the Treasury Rate. In all other cases, accrued interest shall be calculated by multiplying the principal amount hereof (or if this Note is an Indexed Principal Note, the Face Amount specified on the face hereof) by the interest rate in effect during the period for which accrued interest is being calculated, and multiplying that product by the quotient obtained by dividing the number of days in the period for which accrued interest is being calculated by 360 if the Base Rate specified on the face hereof is the Commercial Paper Rate, the Federal Funds Rate, the CD Rate or LIBOR, or by the actual number of days in the year, if the Base Rate specified on the face hereof is the Treasury Rate. For purposes of making the foregoing calculations, the interest rate in effect on any Interest Reset Date will be the applicable rate as reset on such date.

                  Unless otherwise specified on the face hereof, all percentages resulting from any calculation of the rate of interest hereon will be rounded, if necessary, to the nearest 1/100,000 of 1% (.0000001), with five one-millionths of a percentage point rounded upward, and all currency amounts used in or resulting from such calculation will be rounded to the nearest one-hundredth of a unit (with .005 of a unit being rounded upward).

                  As specified on the face hereof, the interest rate hereon will be reset daily, weekly, monthly, quarterly, semiannually or annually (such period being the "Interest Reset Period", and the first day of each Interest Reset Period being an "Interest Reset Date"). Unless otherwise specified on the face hereof, the Interest Reset Date will be, if this Note resets daily, each Business Day; if this Note is not a Treasury Rate Note and it resets weekly, Wednesday of each week; if this Note is a Treasury Rate Note that resets weekly, Tuesday of each week (except as provided below under "Determination of Treasury Rate"); if this Note resets monthly, the third Wednesday of each month; if this Note resets quarterly, the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, the third Wednesday of each of two months of each year specified on the face hereof; and if this Note resets annually, the third Wednesday of one month of each year specified on the face hereof. If an Interest Reset Date for this Note would otherwise be a day that is not a Business Day, such Interest Reset Date shall be postponed to the next succeeding Business Day, except that if this Note is a LIBOR Note and such Business Day is in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Business Day. Notwithstanding the foregoing, the interest rate hereon during any interest period shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof. In addition to any Maximum Interest Rate that may be applicable hereto, the interest rate hereon during any interest period will in no event be higher than the maximum rate permitted by applicable law as the same may be modified by United States law of general application. This Note will be governed by the law of the State of New York and, under such law, the maximum rate of interest, with certain exceptions, is 25% per annum on a simple interest basis.

                  Unless otherwise indicated on the face hereof and except as provided below, interest will be payable, if this Note resets daily, weekly or monthly, on the third Wednesday of each month or on the third Wednesday of March, June, September and December of each year, as specified on the face hereof; if this Note resets quarterly, on the third Wednesday of March, June, September and December of each year; if this Note resets semiannually, on the third Wednesday of each of the two months of each year specified on the face hereof; and if this Note resets annually, on the third Wednesday of the month of each year specified on the face hereof (each such day being an "Interest Payment Date"). If any Interest Payment Date would otherwise be a day that is not a Business Day, such Interest Payment Date shall be postponed to the next succeeding Business Day, except that, if the Base Rate specified on the face hereof is LIBOR and such Business Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Business Day.

                  The Company will appoint, and enter into an agreement with, an agent ("Calculation Agent") to calculate interest rates on this Note. All determinations of interest rates by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Holder hereof. Unless otherwise specified on the face hereof, Bankers Trust Company shall be the Calculation Agent for this Note. At the request of the Holder hereof, the Calculation Agent will provide the interest rate then in effect and, if determined, the interest rate that will become effective on the next Interest Reset Date. In addition, such information will be communicated to the Luxembourg Stock Exchange and will be made available at the offices of the Paying Agent in Luxembourg and at the Luxembourg Stock Exchange.

                  Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest hereon shall be the rate determined in accordance with the provisions under the applicable heading below.

Determination of CD Rate
- ------------------------

                  If the Base Rate specified on the face hereof is the CD Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the CD Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. The "CD Rate" for each Interest Reset Period shall be the rate as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "CD Rate Determination Date") for negotiable certificates of deposit having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "CDs (Secondary Market)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such CD Rate Determination Date, then the "CD Rate" for such Interest Reset Period will be the rate on such CD Rate Determination Date for negotiable certificates of deposit of the Index Maturity specified on the face hereof as published in Composite Quotations under the heading "Certificates of Deposit". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "CD Rate" for such Interest Reset Period will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Determination Date, of three leading nonbank dealers in negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money center banks of the highest credit standing (in the market for negotiable certificates of deposit) with a remaining maturity closest to the Index Maturity specified on the face hereof in a denomination of $5,000,000; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the "CD Rate" for such Interest Reset Period will be the same as the CD Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Period, the Initial Interest Rate).

                  The "Calculation Date" pertaining to any CD Rate Determination Date shall be the tenth calendar day after such CD Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day.

Determination of Commercial Paper Rate
- --------------------------------------

                  If the Base Rate specified on the face hereof is the Commercial Paper Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Commercial Paper Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. The "Commercial Paper Rate" for each Interest Reset Period will be determined by the Calculation Agent as of the second Business Day prior to the Interest Reset Date for such Interest Reset Period (a "Commercial Paper Rate Determination Date") and shall be the Money Market Yield (as defined below) on such Commercial Paper Rate Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof, as such rate shall be published in H.15(519) under the heading "Commercial Paper". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Commercial Paper Rate Determination Date, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield on such Commercial Paper Rate Determination Date of the rate for commercial paper of the Index Maturity specified on the face hereof as published in Composite Quotations under the heading "Commercial Paper". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Commercial Paper Rate" for such Interest Reset Period shall be the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 a.m., New York City time, on such Commercial Paper Rate Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper of the Index Maturity specified on the face hereof placed for an industrial issuer whose bonds are rated "AA" or the equivalent thereof by a nationally recognized rating agency; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting offered rates as mentioned in this sentence, the "Commercial Paper Rate" for such Interest Reset Period will be the same as the Commercial Paper Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

                  "Money Market Yield" shall be a yield calculated in accordance with the following formula:

                  Money Market Yield =      D x 360     x 100
                                        ---------------
                                            360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the Index Maturity specified on the face hereof.


                  The "Calculation Date" pertaining to any Commercial Paper Rate Determination Date shall be the tenth calendar day after such Commercial Paper Rate Determination Date or, if such day is not a Business Day, the next succeeding Business Day.

Determination of Federal Funds Rate
- -----------------------------------

                  If the Base Rate specified on the face hereof is the Federal Funds Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Federal Funds Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. The "Federal Funds Rate" for each Interest Reset Period shall be the effective rate on the Interest Reset Date for such Interest Reset Period (a "Federal Funds Rate Determination Date") for Federal Funds as published in H.15(519) under the heading "Federal Funds (Effective)". In the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Federal Funds Rate Determination Date, the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date as published in Composite Quotations under the heading "Federal Funds/Effective Rate". If by 3:00 p.m., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the "Federal Funds Rate" for such Interest Reset Period shall be the rate on such Federal Funds Rate Determination Date made publicly available by the Federal Reserve Bank of New York which is equivalent to the rate which appears in H.15(519) under the heading "Federal Funds (Effective)"; provided, however, that if such rate is not made publicly available by the Federal Reserve Bank of New York by 3:00 p.m., New York City time, on such Calculation Date, then the "Federal Funds Rate" for such Interest Reset Period will be the same as the Federal Funds Rate in effect for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate). If this Note resets daily, theinterest rate hereon for the period from and including a Monday to but excluding the succeeding Monday will be reset by the Calculation Agent on such second Monday (or, if not a Business Day, on the next succeeding Business Day) to a rate equal to the average of the Federal Funds Rates in effect with respect to each such day in such week.

                  The "Calculation Date" pertaining to any Federal Funds Rate Determination Date shall be the next succeeding Business Day.

Determination of LIBOR
- ----------------------

                  If the Base Rate specified on the face hereof is LIBOR, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to LIBOR and the Spread or Spread Multiplier, if any, specified on the face hereof. "LIBOR" for each Interest Reset Period will be determined by the Calculation Agent as follows:

                  (i) On the second London Banking Day prior to the Interest Reset Date for such Interest Reset Period (a "LIBOR Determination Date"), the Calculation Agent for such LIBOR Note will determine the arithmetic mean of the offered rates for deposits in the Specified

         Currency for the period of the Index Maturity specified in the applicable Pricing Supplement, commencing on such Interest Reset Date, which appear on the Designated LIBOR Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. "Designated LIBOR Page" means either (a) if "LIBOR Telerate" is designated in the applicable Pricing Supplement, the display designated as page "3750" on the Dow Jones Telerate Service (or such other page as may replace page "3750" on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying the London interbank offered rates of major banks) or (b) if "LIBOR Reuters" is designated in the applicable Pricing Supplement, the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on such service or such other service as may be nominated by the British Bankers' Association for the purpose of displaying London interbank offered rates of major banks). If neither LIBOR Reuters nor LIBOR Telerate is specified in the applicable Pricing Supplement, LIBOR will be determined as if LIBOR Telerate had been specified. It at least two such offered rates appear on the Designated LIBOR Page, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such offered rates as determined by the Calculation Agent for such LIBOR Note.

                  (ii) If fewer than two offered rates appear on the Designated LIBOR Page on such LIBOR Determination Date, the Calculation Agent will request the principal London offices of each of four major banks in the London interbank market selected by the Calculation Agent to provide the Calculation Agent with its offered quotations for deposits in the Specified Currency for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than U.S.$1,000,000 or the approximate equivalent thereof in the Specified Currency that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of such quotations. If fewer than two such quotations are provided, "LIBOR" for such Interest Reset Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Calculation Agent at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans the Specified Currency to leading European banks, for the period of the Index Maturity specified on the face hereof, commencing on such Interest Reset Date, and in a principal amount equal to an amount of not less than U.S.$1,000,000 or the approximate equivalent thereof in the Specified Currency that is representative of a single transaction in such market at such time; provided, however, that if fewer than three banks selected as aforesaid by the Calculation Agent are quoting rates as mentioned in this sentence, "LIBOR" for such Interest Reset Period will be the same as LIBOR for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

Determination of Treasury Rate
- ------------------------------


                  If the Base Rate specified on the face hereof is the Treasury Rate, this Note will bear interest for each Interest Reset Period at the interest rate calculated with reference to the Treasury Rate and the Spread or Spread Multiplier, if any, specified on the face hereof. The "Treasury Rate" for each Interest Reset Period will be the rate for the auction held on the Treasury Rate Determination Date (as defined below) for such Interest Reset Period of direct obligations of the United States ("Treasury bills") having the Index Maturity specified on the face hereof, as such rate shall be published in H.15(519) under the heading "U.S. Government Securities-Treasury bills-auction average (investment)" or, in the event that such rate is not published prior to 3:00 p.m., New York City time, on the Calculation Date (as defined below) pertaining to such Treasury Rate Determination Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) on such Treasury Rate Determination Date as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury bills having the Index Maturity specified on the face hereof are not published or reported as provided above by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held on such Treasury Rate Determination Date, then the "Treasury Rate" for such Interest Reset Period shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting bid rates as mentioned in this sentence, then the "Treasury Rate" for such Interest Reset Period will be the same as the Treasury Rate for the immediately preceding Interest Reset Period (or, if there was no such Interest Reset Period, the Initial Interest Rate).

                  The "Treasury Rate Determination Date" for each Interest Reset Period will be the day of the week in which the Interest Reset Date for such Interest Reset Period falls on which Treasury bills would normally be auctioned. Treasury bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday. If, as the result of a legal holiday, an auction is so held on the preceding Friday, such Friday will be the Treasury Rate Determination Date pertaining to the Interest Reset Period commencing in the next succeeding week. If an auction date shall fall on any day that would otherwise be an Interest Reset Date for a Treasury Rate Note, then such Interest Reset Date shall instead be the Business Day immediately following such auction date.

                  If "Constant Maturity" is specified in the applicable Pricing Supplement, the "Treasury Rate" for each Interest Reset Period will be the rate that is set forth in the Federal Reserve Board publication H.15(519) opposite the caption "U.S. Government/Securities/ Treasury Constant Maturities/" in the Index Maturity with respect to the applicable Constant Maturity Treasury Rate Determination Date (as defined below). If the H.15(519) is not published, the "Constant Maturity -- Treasury Rate" shall be the rate that was set forth on

Telerate Page 7055, or its successor page (as determined by the Calculation Agent), on the applicable Constant Maturity Treasury Rate Determination Date opposite the applicable Index Maturity. If no such rate is set forth, then the constant Maturity Treasury Rate for such Interest Reset Period shall be established by the Calculation Agent as follows. The Calculation Agent will contact the Federal Reserve Board and request the Constant Maturity Treasury Rate, in the applicable Index Maturity, for the Constant Maturity Treasury Rate Determination Date. If the Federal Reserve Board does not provide such information, then the Constant Maturity Treasury Rate for such Interest Reset Date will be the arithmetic mean of bid-side quotations, expressed in terms of yield, reported by three leading U.S. government securities dealers (one of which may be Salomon Brothers Inc), according to their written records, as of 3:00 p.m. (New York City time) on the Constant Maturity Treasury Rate Determination Date, for the noncallable U.S. Treasury Note that is nearest in maturity to the Index Maturity, but not less than exactly the Index Maturity and for the noncallable U.S. Treasury Note that is nearest in maturity to the Index Maturity, but not more than exactly the Index Maturity. The Calculation Agent shall calculate the Constant Maturity Treasury Rate by interpolating to the Index Maturity based on an actual/actual date count basis, the yield on the two Treasury Notes selected. If the Calculation Agent cannot obtain three such adjusted quotations, the Constant Maturity Treasury Rate for such Interest Reset Date will be the arithmetic mean of all such quotations, or if only one such quotation is obtained, such quotation, obtained by the Calculation Agent. In all events, the Calculation Agent shall continue polling dealers until at least one adjusted yield quotation can be determined.

                  "The Constant Maturity Treasury Rate Determination Date" shall be the tenth Business Day prior to the Interest Reset Date for the applicable Interest Reset Period.

                  The "Calculation Date" pertaining to any Treasury Rate Determination Date or Constant Maturity Rate Determination Date, as applicable, shall be the tenth calendar day after such Treasury Rate Determination Date or Constant Maturity Rate Determination Date, as applicable, or, if such a day is not a Business Day, the next succeeding Business Day.

                  If this Note is an Indexed Note, then certain or all interest payments, in the case of an Indexed Rate Note, and/or the principal amount payable at Stated Maturity or earlier redemption or retirement, in the case of an Indexed Principal Note, is determined by reference to the amount designated on the face hereof as the Face Amount of this Note and by reference to the Index as described on the face hereof. If this Note is a Floating Rate Note or Indexed Rate Note that is also an Indexed Principal Note, the amount of any interest payment will be determined by reference to the Face Amount described on the face hereof unless otherwise specified. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the Face Amount. If the determination of the Index is calculated or announced by a third party, which may be Salomon Brothers Inc or another affiliate of the Company, and such third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated (other than changes consistent with policies in effect at the time this Note was issued and permitted changes described on the face hereof), then such Index shall be calculated for this Note's purposes by another third party, which may be Salomon Brothers Inc or another affiliate of the Company, selected by the Company subject to the same conditions and controls as applied to the original third party. If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then the indexed interest payments, if any, or any indexed principal amount of this Note shall be calculated in the manner described on the face hereof. Any determination of such third party shall in the absence of manifest error be binding on all parties.

Payment in Currencies Other Than the Specified Currency
- -------------------------------------------------------

                  Except as set forth below with respect to payments in ECU, if payment in respect of this Note or any Coupon is required to be made in a specified currency other than U.S. dollars (a "Specified Currency") and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments shall be made in U.S. dollars until such currency is again available or so used. The amounts so payable on any date in such currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

                  If payment in respect of this Note or any Coupon is required to be made in ECU and the ECU is not then used in the European Monetary System (the "EMS"), then the Trustee shall, without liability on its part, choose a component currency (the "Payment Currency") of the ECU in which all payments in respect hereof shall be made until the ECU is again so used. The amount of each payment in such Payment Currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as described below, as of the fourth Luxembourg business day prior to the date on which such payment is due. Notice of the Payment Currency selected by the Trustee shall be given as described below. Any payment made under such circumstances in the Payment Currency will not constitute an Event of Default under the Indenture.

                  Notwithstanding the foregoing, on the first Luxembourg business day on which the ECU is no longer used in the EMS, the Trustee shall, without liability on its part, choose a Payment Currency in which all payments with respect to Bearer Notes and Coupons denominated in ECU having a due date prior thereto but not yet presented for payment are to be made. The amount of each payment in such Payment Currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as described below, as of such first Luxembourg business day. Any payment made under such circumstances in the Payment Currency will not constitute an Event of Default under the Indenture.

                  The equivalent of the ECU in the relevant Payment Currency as of any date (the "Day of Valuation") shall be determined by the Luxembourg Stock Exchange on the following basis. The component currencies of the ECU for this purpose (the "Components") shall be the currency amounts that were components of the ECU when the ECU was most recently used in the EMS or for the settlement of transactions by public institutions of or within the European Community. The equivalent of the ECU in the Payment Currency shall be calculated by, first, aggregating the U.S. dollar equivalents of the Components, and then, using the rate used for determining the U.S. dollar equivalents of the Components in the Payment Currency as set forth below, calculating the equivalent in the Payment Currency of such aggregate amount in U.S. dollars.

                  The U.S. dollar equivalent of each of the Components shall be determined by the Luxembourg Stock Exchange on the basis of the middle spot delivery quotations prevailing at 2:30 p.m. Luxembourg time on the Day of Valuation, as obtained by the Luxembourg Stock Exchange from one or more major banks, selected by the Trustee (with the approval of the Company) in the country of issue of the Component in question.

                  If the official unit of any component currency of the ECU is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of the former component currency divided by the number of currencies into which that currency was divided.

                  If no direct quotations are available for a Component on a Day of Valuation from any of the banks selected by the Trustee (with the approval of the Company) for this purpose, because foreign exchange markets are closed in the country of issue of that Component, or for any other reason, in computing the U.S. dollar equivalent of such Component the Luxembourg Stock Exchange shall (except as provided below) use the most recent direct quotations for such Component obtained by it; provided that such most recent quotations may be used only if they were prevailing in the country of issue not more than two Luxembourg business days before such Day of Valuation. Beyond such period of two Luxembourg business days, the Luxembourg Stock Exchange shall determine the U.S. dollar equivalent of such Component on the basis of cross rates derived from the middle spot delivery quotations for such Component and for the U.S. dollar prevailing at 2:30 p.m. Luxembourg time on such Day of Valuation, as obtained by the Luxembourg Stock Exchange from one or more major banks, selected by the Trustee (with the approval of the Company) in a country other than the country of issue of such Component. Notwithstanding the foregoing, within such period of two Luxembourg business days, the Luxembourg Stock Exchange shall determine the U.S. dollar equivalent of such Component on the basis of such cross rates if the Trustee and the Company judge that the equivalent so calculated is more representative than the U.S. dollar equivalent calculated on the basis of such most recent direct quotations. Unless otherwise specified by the Trustee, if there is more than one market for dealing in any component currency by reason of foreign exchange regulations or for any other reason, the market to be referred to in respect of such currency shall be that upon which a nonresident issuer of securities denominated in such currency would purchase such currency in order to make payments in respect of such securities.

                  All determinations referred to above made by the Trustee or the Luxembourg Stock Exchange shall be at their respective sole discretion

(except to the extent expressly provided herein that any determination made by the Trustee is subject to the approval of the Company) and shall, in the absence of manifest error, be conclusive for all purposes and binding on Holders of the Bearer Notes and any Coupons, and the Trustee shall have no liability therefor.

                  If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of all Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

                  If this Note is a Discount Note, the amount payable in the event of redemption or repayment prior to its Stated Maturity (other than pursuant to an optional redemption by the Company at a stated Redemption Price), shall be the Amortized Face Amount of this Note as of the date of redemption or the date of repayment, as the case may be. The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof plus (ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or (y) if so specified, the Bond Yield to Call set forth on the face hereof (computed in each case in accordance with generally accepted United States bond yield computation principles), provided, however, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount. The Bond Yield to Call listed on the face of this Note shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

                  As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Bearer Notes of different authorized denominations, as requested by the Person surrendering the same.

                  No service charge shall be made for any such exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  In case this Note or any Coupon shall at any time become mutilated, destroyed, stolen or lost, it may be replaced at the specified office of the Principal Paying Agent in London; or, so long as the Bearer Notes are listed on the Luxembourg Stock Exchange, at the specified office of the Paying Agent in Luxembourg, upon payment by the claimant of such expenses as may be incurred in connection therewith and, in the case of destruction, theft or loss, on such terms as to evidence and indemnity as the Company or the Trustee may reasonably require. Mutilated or defaced Bearer Notes or Coupons must be surrendered before replacements will be issued.

                  The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Debt Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time Outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

                  Holders of Debt Securities of this series may not enforce their rights pursuant to the Indenture or such Debt Securities except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

                  The Company may, without the consent of the Holders of the Notes, consolidate with, merge into, or transfer substantially all of its assets to, a corporation that is a U.S. Person, provided that the successor corporation assumes all obligations of the Company under the Notes and certain other conditions are met, including a waiver by the successor corporation of any right to redeem the Notes under circumstances in which the successor corporation would be entitled to redeem the Notes but the Company would not have been entitled to do so.

                  Except as provided above, the obligation to pay the principal hereof (and premium, if any) and interest hereon in the designated currency of payment is of the essence. To the fullest extent possible under applicable law, judgments in respect of this Note shall be given in such currency. The obligation of the Company to make such payments in the designated currency of payment shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the designated currency of payment that the Holder of this Note may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and cost of exchange) on the business day in the country of issue of the designated currency of payment or in the international banking community (in the case of a composite currency) immediately following the day on which such Holder receives such payment. If the amount in the designated currency of payment that may be so purchased is for any reason less than the amount originally due, the Company shall, as a separate and independent obligation, pay such additional amounts in the designated currency of payment as may be necessary to compensate for any such shortfall.

                  All notices to Holders of this Note will be deemed to have been duly given if published on two separate Business Days in a leading London daily newspaper (which is expected to be the Financial Times) and, so long as the Bearer Notes are listed on the Luxembourg Stock Exchange and such exchange so requires, in Luxembourg in a newspaper of general circulation in Luxembourg

(which is expected to be the Luxemburger Wort). Such notices shall be deemed to have been given on the date of the first such publication.

                  If the Specified Currency of this Note is Pounds sterling, the following applies: The Company is not an institution authorised under the Banking Act 1987 of the United Kingdom, and this Note is a medium-term note issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Company represents that as of the date of issuance of this Note, (1) the Company is in compliance with its listing obligations to The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited in connection with the Company's securities that are listed on such Exchange; and
(2) since information was last published in compliance with such listing obligations, the Company, having made all reasonable enquiries, has not become aware of any change in circumstances which could reasonably be regarded as significantly and adversely affecting its ability to meet its obligations on this Note as they fall due. Repayment of principal and payment of interest and any premium on this Note have not been guaranteed by any person.

                  This Note shall be deemed to be a contract made and to be performed solely in the State of New York, and for all purposes shall be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

                  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.


                    FORM OF SERIES E FIXED RATE BEARER NOTE

BEARER                          PRINCIPAL AMOUNT
                                 OR FACE AMOUNT

                                  SALOMON INC
No. FX-                 MEDIUM-TERM NOTE, SERIES E
                               (FIXED RATE)                                CUSIP

                  Due More Than Nine Months from Date of Issue


                  ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTION 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                  IF APPLICABLE, THE "TOTAL AMOUNT OF OID" AND "YIELD TO MATURITY" SET FORTH BELOW WILL BE COMPLETED SOLELY FOR THE PURPOSES OF APPLYING THE FEDERAL INCOME TAX ORIGINAL ISSUE DISCOUNT ("OID") RULES


Issue Price:                                      Original Issue Date:

Specified Currency:
     (if other than U.S. Dollars)

     Authorized Denominations:
     (If other than as set forth in the
      Prospectus Supplement)

Interest Payment Dates:
     (If other than as set forth in the
      Prospectus Supplement)

Indexed Principal Note:  |_|  Yes  (see attached)  |_|  No

Interest Rate:                     Stated Maturity:

Interest Rate Reset:         |_|   The Interest Rate may not be changed prior to
                                   Stated Maturity.

                             |_| The Interest Rate may be changed prior to Stated Maturity (see attached).

Optional Reset Dates (if applicable)


Amortizing Note:  |_|  Yes  |_|  No

Amortization Schedule:

Optional Redemption: :  |_|  Yes  |_|  No


         Optional Redemption Dates:

         Redemption Prices:

Bond Yield to Maturity:

Bond Yield to Call:

Optional Repayment: :  |_|  Yes  |_|  No

         Optional Repayment Dates:

         Optional Repayment Prices:

Discount Note: :  |_|  Yes  |_|  No

         Total Amount of OID:

         Yield to Maturity:

IF THE SPECIFIED CURRENCY OF THIS NOTE IS POUNDS STERLING, THE FOLLOWING
APPLIES: THIS NOTE IS ISSUED IN ACCORDANCE WITH THE REGULATIONS MADE UNDER
SECTION 4 OF THE BANKING ACT 1987.

                  SALOMON INC, a corporation duly organized and existing under the laws of the State of Delaware (the "Company"), for value received, hereby promises to pay to bearer, upon presentation and surrender hereof, (a) the Principal Amount, in the case of an Indexed Principal Note, the Face Amount adjusted by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities or by such other objective price, economic or other measures (an "Index") as described on the face hereof, in the Specified Currency on said Stated Maturity shown above or earlier if and to the extent so provided herein, and (b) to pay accrued interest on the Principal Amount then outstanding (or in the case of an Indexed Principal Note, the Face Amount then outstanding, as reduced by any repayment of principal hereof) to the bearer of the interest coupons attached hereto (the "Coupons") at the Interest Rate shown above, annually in arrears on September 15 of each year (the "Interest Payment Date"), commencing with the September 15 following the Original Issue Date shown above upon presentation and surrender of the Coupons as they shall severally mature, and on the Stated Maturity shown above, or upon earlier redemption or repayment, until, in either case, the Principal Amount then outstanding or the Face Amount is paid or duly provided for in accordance with the terms hereof. Interest on this Note, if any, will be computed on the basis of a 360-day year of twelve 30-day months. Any payment of principal, premium or interest required to be made in respect hereof on a date that is not a Business Day (as defined below) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such date, and no additional interest shall accrue as a result of such delayed payment.

                  For purposes of this Note, "Business Day" means any day, other than a Saturday or Sunday, that is not a day on which banking institutions are authorized or required by law or regulation to be closed in (a) The City of New York, (b) London, England, (c) the place in which this Note or any Coupon is presented for payment or (d) if the Specified Currency (as defined below) is other than U.S. dollars, the financial center of the country issuing the Specified Currency (which, in the case of European Currency Units ("ECU"), shall be Brussels, Belgium).

                  The indebtedness evidenced by this Note is, to the extent set forth in the Indenture, expressly subordinated and subject in right of payment to the prior payment in full of Senior Indebtedness as defined in the Indenture, and this Note is issued subject to such provisions, and each Holder of this Note, by accepting the same, agrees to and shall be bound by such provisions and authorizes and directs the Trustee in his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination as provided in the Indenture and appoints the Trustee as his attorney-in-fact for any and all such purposes.

                  If this Note is an Amortizing Note as shown on the face hereof, a portion or all the principal amount of the Note is payable prior to Stated Maturity in accordance with a schedule, by application of a formula, or by reference to an index (as described above).

                  Except under certain circumstances for Notes having Specified Currencies other than U.S. dollars, payments of the principal hereof and any premium and interest hereon will be made only in the Specified Currency. Payments in respect of this Note and any Coupon will be made only against surrender of this Note or such Coupon at the offices of the Paying Agents outside the United States listed on the reverse hereof. At the direction of the Holder of this Note or any Coupon, and subject to applicable laws and regulations, such payments will be made by check drawn on a bank in The City of New York (in the case of U.S. dollar payments) or outside the United States (in the case of payments in a currency other than U.S. dollars) mailed to an address outside the United States furnished by the Holder hereof or, at the option of the Holder hereof, by wire transfer (pursuant to written instructions supplied by the Holder hereof) to an account maintained by the payee with a bank located outside the United States. No payment in respect of this Note or any Coupon will be made upon presentation of this Note or such Coupon at any office or agency of the Trustee or any other paying agency maintained by the Company in the United States, nor will any such payment be made by transfer to an account, or by mail to an address, in the United States. Notwithstanding the foregoing, if U.S. dollar payments in respect of this Note or any Coupons at the offices of all Paying Agents outside the United States become illegal or are effectively precluded because of the imposition of exchange controls or similar restrictions on the full payment or receipt of such amounts in U.S. dollars, the Company will appoint an office or agency (which may be the Trustee) in the United States at which such payments may be made.

                  REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS NOTE SET FORTH ON THE REVERSE HEREOF, AND SUCH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS THOUGH FULLY SET FORTH IN THIS PLACE.

                  This Note shall not become valid or obligatory for any purpose unless and until this Note has been authenticated by Bankers Trust Company, or its successor, as Trustee.

                  IN WITNESS WHEREOF, the Company has caused this Note to be executed under its corporate seal.

Dated:
                                           SALOMON INC


                                           By
                                             --------------------------
                                             Senior Vice President
[Seal]

                                           Attest:
                                                  ---------------------
                                                  Secretary

                         CERTIFICATE OF AUTHENTICATION

    This is one of the Bearer Notes issued under the within-mentioned Indenture.

                                           BANKERS TRUST COMPANY,
                                           as Trustee


                                           By
                                             ---------------------------
                                             Authorized Signatory


                                  SALOMON INC

                           MEDIUM-TERM NOTE, SERIES E

                                  (FIXED RATE)

General

                  This Note is one of a series of duly authorized debt securities of the Company (the "Debt Securities") issued or to be issued in one or more series under an indenture dated as of December 1, 1988 (the "Indenture") between the Company and Bankers Trust Company, as trustee (the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Debt Securities and of the terms upon which the Debt Securities are, and are to be, authenticated and delivered. The U.S. dollar equivalent of the public offering price or purchase price of Notes denominated in currencies other than U.S. dollars will be determined by the Company or its agent, on the basis of the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York (the "Market Exchange Rate") for such currencies on the applicable issue dates.

                  Unless otherwise specified on the face hereof, the authorized denominations of Bearer Notes denominated in U.S. dollars will be U.S.$25,000 and any larger amount that is an integral multiple of U.S.$5,000. The authorized denominations of Bearer Notes having a specified currency other than U.S. dollars will be, unless otherwise specified herein, the approximate equivalents thereof in the Specified Currency.

                  If so specified on the face hereof, this Note will be redeemable at the option of the Company in whole or from time to time in part, on any date on or after the date designated as the Initial Redemption Date on the face hereof, upon the Company's giving the Trustee at least 45 days' notice, at the Redemption Price determined as provided on the face hereof. If redeemed prior to its Stated Maturity, this Note must be presented for payment together with all unmatured Coupons, if any, appertaining hereto, failing which the amount of any missing unmatured Coupon will be deducted from the sum due for payment. The Bearer Notes will not be subject to any sinking fund.

                  The Bearer Notes may be redeemed at the option of the Company in whole, but not in part, at any time on giving at least 30 but not more than 60 days' notice as set forth below, which notice shall be irrevocable, at their Redemption Prices, if the Company has or will become obligated to pay additional interest on the Bearer Notes as described below as a result of any change in, or amendment to, the laws (or any regulations or rulings promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or any change in the application or official interpretation of such laws, regulations or rulings, which change or amendment becomes effective on or after the Original Issue Date, and such obligation cannot be avoided by the Company taking reasonable measures available to it. No such notice of redemption shall be given earlier than 90 days prior to the earliest date on which the Company would be obligated to pay such additional interest were a payment in respect of the Bearer Notes then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee a certificate stating that the Company is entitled to effect such redemption and setting forth a statement of facts showing that the conditions precedent to the right of the Company so to redeem have occurred, and an opinion of independent counsel to the effect that the Company has or will become obligated to pay such additional interest as a result of such change or amendment.

                  If so specified on the face hereof, this Note will be repayable prior to its Stated Maturity at the option of the Holder on the Optional Repayment Dates shown on the face hereof at the Optional Repayment Prices shown on the face hereof, together with accrued interest to the date of repayment. In order for this Note to be repaid, the Principal Paying Agent (as specified below) must receive the Note at least 30 but not more than 45 days prior to an Optional Repayment Date. Any tender of this Note for repayment shall be irrevocable. The repayment option may be exercised by the Holder hereof for less than the entire principal amount hereof, provided that the principal amount of the Note remaining outstanding after repayment is an authorized denomination. Upon such partial repayment, this Note shall be cancelled and a new Note or Notes for the remaining principal amount hereof shall be issued to the Holder of this Note.

Payment of Additional Interest

                  The Company will, subject to the exceptions and limitations set forth below, pay as additional interest to the Holder of this Note or any

Coupon that is a United States Alien (as defined below) such amounts as may be necessary so that every net payment on this Note or such Coupon, after deduction or withholding for or on account of any present or future tax, assessment or other governmental charge imposed upon or as a result of such payment by the United States (or any political subdivision or taxing authority thereof or therein), will not be less than the amount provided in this Note or such Coupon to be then due and payable. However, the Company will not be required to make any such payment of additional interest to such Holder for or on account of:

                  (a) any tax, assessment or other governmental charge that would not have been imposed but for (i) the existence of any present or former connection between such Holder (or between a fiduciary, settlor or beneficiary of, or a Person holding a power over, such Holder, if such Holder is an estate or a trust, or a member or shareholder of such Holder, if such Holder is a partnership or a corporation) and the United States, including, without limitation, such Holder (or such fiduciary, settlor, beneficiary, Person holding a power, member or shareholder) being or having been a citizen or resident thereof or being or having been engaged in trade or business or present therein or having or having had a permanent establishment therein or (ii) such Holder's past or present status as a passive foreign investment company, a personal holding company, foreign personal holding company, a controlled foreign corporation for United States tax purposes or private foundation or other tax-exempt organization with respect to the United States or as a corporation that accumulates earnings to avoid United States federal income tax;

                  (b) any estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment or other governmental charge;

                  (c) any tax, assessment or other governmental charge that would not have been imposed but for the presentation by the Holder of this Note or such Coupon for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurred later;

                  (d) any tax, assessment or other governmental charge that is payable otherwise than by deduction or withholding from a payment on this Note or such Coupon;

                  (e) any tax, assessment or other governmental charge required to be deducted or withheld by any Paying Agent from a payment on this Note or such Coupon, if such payment can be made without such deduction or withholding by any other Paying Agent;

                  (f) any tax, assessment or other governmental charge that would not have been imposed but for a failure to comply with any applicable certification, documentation, information or other reporting requirement concerning the nationality, residence, identity or connection with the United States of the Holder or beneficial owner of this Note or such Coupon if, without regard to any tax treaty, such compliance is required by statute or regulation of the United States as a pre-condition to relief or exemption from such tax, assessment or other governmental charge; or

                  (g) any tax, assessment or other governmental charge imposed on a Holder that actually or constructively owns ten percent or more of the combined voting power of all classes of stock of the Company (taking into account applicable attribution of ownership rules under Section 871(h)(3) of the Internal Revenue Code of 1986, as amended) or is a controlled foreign corporation related to the Company through stock ownership;

nor shall such additional interest be paid with respect to a payment on this Note or such Coupon to a Holder that is a fiduciary or partnership or other than the sole beneficial owner of such payment to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or a beneficial owner would not have been entitled to the additional interest had such beneficiary, settlor, member or beneficial owner been the Holder of this Note or such Coupon.

                  The term "United States Alien" means any person who, for United States federal income tax purposes, is a foreign corporation, a nonresident alien individual, a nonresident alien fiduciary of a foreign estate or trust, or a foreign partnership one or more of the members of which is, for United States federal income tax purposes, a foreign corporation, a nonresident alien individual or a nonresident alien fiduciary of a foreign estate or trust.

                  If the Company shall determine that any payment made outside the United States by the Company or any of its Paying Agents in respect of this Note or any Coupon (an "Affected Security") would, under any present or future laws or regulations of the United States, be subject to any certification, documentation, information or other reporting requirement of any kind, the effect of which requirement is the disclosure to the Company, any Paying Agent or any governmental authority of the nationality, residence or identity of a beneficial owner of such Affected Security that is a United States Alien (other than such a requirement (a) that would not be applicable to a payment made by the Company or any one of its Paying Agents (i) directly to the beneficial owner or (ii) to a custodian, nominee or other agent of the beneficial owner or (b) that can be satisfied by such custodian, nominee or other agent certifying to the effect that the beneficial owner is a United States Alien; provided, that, in any case referred to in clause (a)(ii) or (b), payment by the custodian, nominee or agent to the beneficial owner is not otherwise subject to any such requirement), then the Company shall elect either (x) to redeem such Affected Securities in whole, but not in part, at their Redemption Price, or (y) if the conditions described in the next succeeding paragraph are satisfied, to pay the additional interest specified in such paragraph. The Company shall make such determination as soon as practicable and publish prompt notice thereof (the "Determination Notice") stating the effective date of such certification, documentation, information or other reporting requirement, whether the Company elects to redeem the Affected Securities or to pay the additional interest specified in the next succeeding paragraph and (if applicable) the last date by which the redemption of the Affected Securities must take place, as provided in the next succeeding sentence. If any Affected Securities are to be redeemed pursuant to this paragraph, the redemption shall take place on such date, not later than one year after the publication of the Determination Notice, as the Company shall specify by notice given to the Trustee at least 60 days before the

Redemption Date. Notice of such redemption shall be given to the Holders of the Affected Securities at least 30 but not more than 60 days prior to the Redemption Date. Notwithstanding the foregoing, the Company shall not so redeem the Affected Securities if the Company shall subsequently determine, at least 30 days prior to the Redemption Date, that subsequent payments on the Affected Securities would not be subject to any such certification, documentation, information or other reporting requirement, in which case the Company shall publish prompt notice of such subsequent determination and any earlier redemption notice given pursuant to this paragraph shall be revoked and of no further effect. Prior to the publication of any Determination Notice pursuant to this paragraph, the Company shall deliver to the Trustee a certificate stating that the Company is obligated to make such determination and setting forth a statement of facts showing that the conditions precedent to the obligation of the Company to redeem the Affected Securities or to pay the additional interest specified in the next succeeding paragraph have occurred, and an opinion of independent counsel to the effect that such conditions have occurred.

                  If and so long as the certification, documentation, information or other reporting requirement referred to in the preceding paragraph would be fully satisfied by payment of a backup withholding tax or similar charge, the Company may elect to pay as additional interest such amounts as may be necessary so that every net payment made outside the United States following the effective date of such requirement by the Company or any of its Paying Agents in respect of any Affected Security of which the beneficial owner is a United States Alien (but without any requirement that the nationality, residence or identity of such beneficial owner be disclosed to the Company, any Paying Agent or any governmental authority), after deduction or withholding for or on account of such backup withholding tax or similar charge (other than a backup withholding tax or similar charge that (i) would not be applicable in the circumstances referred to in the parenthetical clause of the first sentence of the preceding paragraph or (ii) is imposed as a result of presentation of such Affected Security for payment more than 15 days after the date on which such payment became due and payable or on which payment thereof was duly provided for, whichever occurred later), will not be less than the amount provided in such Affected Security to be then due and payable. If the Company elects to pay additional interest pursuant to this paragraph, then the Company shall have the right to redeem the Affected Securities at any time in whole, but not in part, at their Redemption Prices, subject to the provisions of the last three sentences of the immediately preceding paragraph. If the Company elects to pay additional interest pursuant to this paragraph and the condition specified in the first sentence of this paragraph should no longer be satisfied, then the Company shall redeem the Affected Securities in whole, but not in part, at their Redemption Price, subject to the provisions of the last three sentences of the immediately preceding paragraph. Any redemption payments made by the Company pursuant to the two immediately preceding sentences shall be subject to the continuing obligation of the Company to pay additional interest pursuant to this paragraph.

                  The interest payable hereon on each Interest Payment Date will include interest accrued through the day before such Interest Payment Date.

                  The Company has initially appointed as its Paying Agents for Bearer Notes of this Series the offices listed below:


                             Bankers Trust Company
                           1 Appold Street, Broadgate
                                London, EC2A 2HE

                                 Paying Agent:

                         Bankers Trust Luxembourg, S.A.
                                  P.O. Box 807
                          14 Boulevard F.D. Roosevelt
                               L-2450 Luxembourg

                  The Company reserves the right at any time to vary or terminate the appointment of any Paying Agent and to appoint additional or other Paying Agents and to approve any change in the office through which any Paying Agent acts, provided that there will at all times be a Paying Agent (which may be the Trustee) in at least one city in Europe which, so long as Bearer Notes are listed on the Luxembourg Stock Exchange and that exchange shall so require, shall include Luxembourg. Notice of any such termination or appointment and of any changes in the specified offices of the Trustee or any Paying Agent will be given to the Holder hereof as described below.

Payment in Currencies Other Than the Specified Currency

                  Except as set forth below with respect to payments in ECU, if payment in respect of this Note or any Coupon is required to be made in a specified currency other than U.S. dollars (a "Specified Currency") and such currency is unavailable due to the imposition of exchange controls or other circumstances beyond the Company's control or is no longer used by the government of the country issuing such currency or for the settlement of transactions by public institutions of or within the international banking community, then all payments shall be made in U.S. dollars until such currency is again available or so used. The amounts so payable on any date in such currency shall be converted into U.S. dollars on the basis of the most recently available Market Exchange Rate for such currency or as otherwise indicated on the face hereof. Any payment made under such circumstances in U.S. dollars will not constitute an Event of Default under the Indenture.

                  If payment in respect of this Note or any Coupon is required to be made in ECU and the ECU is not then used in the European Monetary System (the "EMS"), then the Trustee shall, without liability on its part, choose a component currency (the "Payment Currency") of the ECU in which all payments in respect hereof shall be made until the ECU is again so used. The amount of each payment in such Payment Currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as described below, as of the fourth Luxembourg business day prior to the date on which such payment is due. Notice of the Payment Currency selected by the Trustee shall be given as described below. Any payment made under such circumstances in the Payment Currency will not constitute an Event of Default under the Indenture.

                  Notwithstanding the foregoing, on the first Luxembourg business day on which the ECU is no longer used in the EMS, the Trustee shall, without liability on its part, choose a Payment Currency in which all payments with respect to Bearer Notes and Coupons denominated in ECU having a due date prior thereto but not yet presented for payment are to be made. The amount of each payment in such Payment Currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as described below, as of such first Luxembourg business day. Any payment made under such circumstances in the Payment Currency will not constitute an Event of Default under the Indenture.

                  The equivalent of the ECU in the relevant Payment Currency as of any date (the "Day of Valuation") shall be determined by the Luxembourg Stock Exchange on the following basis. The component currencies of the ECU for this purpose (the "Components") shall be the currency amounts that were components of the ECU when the ECU was most recently used in the EMS or for the settlement of transactions by public institutions of or within the European Community. The equivalent of the ECU in the Payment Currency shall be calculated by, first, aggregating the U.S. dollar equivalents of the Components, and then, using the rate used for determining the U.S. dollar equivalents of the Components in the Payment Currency as set forth below, calculating the equivalent in the Payment Currency of such aggregate amount in U.S. dollars.

                  The U.S. dollar equivalent of each of the Components shall be determined by the Luxembourg Stock Exchange on the basis of the middle spot delivery quotations prevailing at 2:30 p.m. Luxembourg time on the Day of Valuation, as obtained by the Luxembourg Stock Exchange from one or more major banks, selected by the Trustee (with the approval of the Company), in the country of issue of the Component in question.

                  If the official unit of any component currency of the ECU is altered by way of combination or subdivision, the number of units of that currency as a Component shall be divided or multiplied in the same proportion. If two or more component currencies are consolidated into a single currency, the amounts of those currencies as Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated component currencies expressed in such single currency. If any component currency is divided into two or more currencies, the amount of that currency as a Component shall be replaced by amounts of such two or more currencies, each of which shall be equal to the amount of the former component currency divided by the number of currencies into which that currency was divided.

                  If no direct quotations are available for a Component on a Day of Valuation from any of the banks selected by the Trustee (with the approval of the Company) for this purpose, because foreign exchange markets are closed in the country of issue of that Component, or for any other reason, in computing the U.S. dollar equivalent of such Component the Luxembourg Stock Exchange shall (except as provided below) use the most recent direct quotations for such Component obtained by it; provided that such most recent quotations may be used only if they were prevailing in the country of issue not more than two Luxembourg business days before such Day of Valuation. Beyond such period of two Luxembourg business days, the Luxembourg Stock Exchange shall determine the U.S. dollar equivalent of such Component on the basis of cross rates derived from the middle spot delivery quotations for such Component and for the U.S. dollar prevailing at 2:30 p.m. Luxembourg time on such Day of Valuation, as obtained by the Luxembourg Stock Exchange from one or more major banks, selected by the Trustee (with the approval of the Company), in a country other than the country of issue of such Component. Notwithstanding the foregoing, within such period of two Luxembourg business days, the Luxembourg Stock Exchange shall determine the

U.S. dollar equivalent of such Component on the basis of such cross rates if the Trustee and the Company judge that the equivalent so calculated is more representative than the U.S. dollar equivalent calculated on the basis of such most recent direct quotations. Unless otherwise specified by the Trustee, if there is more than one market for dealing in any component currency by reason of foreign exchange regulations or for any other reason, the market to be referred to in respect of such currency shall be that upon which a nonresident issuer of securities denominated in such currency would purchase such currency in order to make payments in respect of such securities.

                  All determinations referred to above made by the Trustee or the Luxembourg Stock Exchange shall be at their respective sole discretion (except to the extent expressly provided herein that any determination made by the Trustee is subject to the approval of the Company) and shall, in the absence of manifest error, be conclusive for all purposes and binding on Holders of the Bearer Notes and any Coupons, and the Trustee shall have no liability therefor.

                  If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of all Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

                  If this Note is a Discount Note, the amount payable in the event of redemption or repayment prior to its Stated Maturity (other than pursuant to an optional redemption by the Company at a stated Redemption Price) shall be the Amortized Face Amount of this Note as of the date of redemption or the date of repayment, as the case may be. The Amortized Face Amount of this Note on any date shall be the amount equal to (i) the Issue Price set forth on the face hereof plus (ii) that portion of the difference between such Issue Price and the stated principal amount of such Note that has accrued by such date at (x) the Bond Yield to Maturity set forth on the face hereof or (y) if so specified, the Bond Yield to Call set forth on the face hereof (computed in each case in accordance with generally accepted United States bond yield computation principles), provided, however, that in no event shall the Amortized Face Amount of a Note exceed its stated principal amount. The Bond Yield to Call listed on the face of this Note shall be computed on the basis of the first occurring Optional Redemption Date with respect to such Note and the amount payable on such Optional Redemption Date. In the event that such Note is not redeemed on such first occurring Optional Redemption Date, the Bond Yield to Call with respect to such Note shall be recomputed on such Optional Redemption Date on the basis of the next occurring Optional Redemption Date and the amount payable on such Optional Redemption Date, and shall continue to be so recomputed on each succeeding Optional Redemption Date until the Note is so redeemed.

                  If this note is an Indexed Principal Note, then the principal amount payable at Stated Maturity or earlier redemption or retirement, is determined by reference to the amount designated on the face hereof as the Face Amount of this Note and by reference to an Index as described on the face hereof. If this Note is an Indexed Principal Note, the principal amount payable at Stated Maturity or any earlier redemption or repayment of this Note may be different from the Face Amount. If the determination of the Index is calculated or announced by a third party, which may be Salomon Brothers Inc or another affiliate of the Company and such third party either suspends the calculation or announcement of such Index or changes the basis upon which such Index is calculated (other than changes consistent with policies in effect at the time this Note was issued and permitted changes described on the face hereof), then such Index shall be calculated for this Note's purposes by another third party selected by the Company, which may be Salomon Brothers Inc or another affiliate of the Company subject to the same conditions and controls as applied to the original third party. If for any reason such Index cannot be calculated on the same basis and subject to the same conditions and controls as applied to the original third party, then any indexed principal amount of this Note shall be calculated in the manner described on the face hereof. Any determination of such third party shall in the absence of manifest error be binding on all parties.

                  As provided in the Indenture and subject to certain limitations therein set forth, this Note is exchangeable for a like aggregate principal amount of Bearer Notes of different authorized denominations, as requested by the Person surrendering the same.

                  No service charge shall be made for any such exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                  In case this Note or any Coupon shall at any time become mutilated, destroyed, stolen or lost, it may be replaced at the specified office of the Principal Paying Agent in London; or, so long as the Bearer Notes are listed on the Luxembourg Stock Exchange, at the specified office of the Paying Agent in Luxembourg, upon payment by the claimant of such expenses as may be incurred in connection therewith and, in the case of destruction, theft or loss, on such terms as to evidence and indemnity as the Company or the Trustee may reasonably require. Mutilated or defaced Bearer Notes or Coupons must be surrendered before replacements will be issued.

                  The Indenture permits with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Debt Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the Debt Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debt Securities of any series at the time Outstanding, on behalf of the Holders of all the Debt Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debt Security shall be conclusive and binding upon such Holder and upon all future Holders of this Debt Security and of any Debt Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debt Security.

                  Holders of Debt Securities of this series may not enforce their rights pursuant to the Indenture or such Debt Securities except as provided in the Indenture. No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.


                  The Company may, without the consent of the Holders of the Notes, consolidate with, merge into, or transfer substantially all of its assets to, a corporation that is a U.S. Person, provided that the successor corporation assumes all obligations of the Company under the Notes and certain other conditions are met, including a waiver by the successor corporation of any right to redeem the Notes under circumstances in which the successor corporation would be entitled to redeem the Notes but the Company would not have been entitled to do so.

                  Except as provided above, the obligation to pay the principal hereof (and premium if any) and interest hereon in the designated currency of payment is of the essence. To the fullest extent possible under applicable law, judgments in respect of this Note shall be given in such currency. The obligation of the Company to make such payments in the designated currency of payment shall, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the designated currency of payment that the Holder of this Note may, in accordance with normal banking procedures, purchase with the sum paid in such other currency (after any premium and cost of exchange) on the business day in the country of issue of the designated currency of payment or in the international banking community (in the case of a composite currency) immediately following the day on which such Holder receives such payment. If the amount in the designated currency of payment that may be so purchased is for any reason less than the amount originally due, the Company shall, as a separate and independent obligation, pay such additional amounts in the designated currency of payment as may be necessary to compensate for any such shortfall.

                  All notices to Holders of this Note will be deemed to have been duly given if published on two separate Business Days in a leading London daily newspaper (which is expected to be the Financial Times) and, so long as the Bearer Notes are listed on the Luxembourg Stock Exchange and such exchange so requires, in Luxembourg in a newspaper of general circulation in Luxembourg (which is expected to be the Luxemburger Wort). Such notices shall be deemed to have been given on the date of the first such publication.

                  If the Specified Currency of this Note is Pounds sterling, the following applies: The Company is not an institution authorised under the Banking Act 1987 of the United Kingdom, and this Note is a medium-term note issued in accordance with regulations made under Section 4 of the Banking Act 1987. The Company represents that as of the date of issuance of this Note, (1) the Company is in compliance with its listing obligations to The International Stock Exchange of the United Kingdom and the Republic of Ireland Limited in connection with the Company's securities that are listed on such Exchange; and
(2) since information was last published in compliance with such listing obligations, the Company, having made all reasonable enquiries, has not become aware of any change in circumstances which could reasonably be regarded as significantly and adversely affecting its ability to meet its obligations on this Note as they fall due. Repayment of principal and payment of interest and any premium on this Note have not been guaranteed by any person.

                  This Note shall be deemed to be a contract made and to be performed solely in the State of New York, and for all purposes shall be governed by, and construed in accordance with, the laws of said State without regard to the conflicts of law rules of said State.

                  All terms used in this Note that are defined in the Indenture shall have the meanings assigned to them in the Indenture.